AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                         MARCH 31, 1994
-----------------------------------------------------------------
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                        ----------------
                            FORM N-1A
                                                            ----
 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    / X /
                                                           ----
                                                            ----
               Pre-Effective Amendment No.                 /   /
                                                           ----
                                                            ----
         Post-Effective Amendment No.    15                / X /
                           and                             ----
                                                            ----
   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY     / X /
                       ACT OF 1940                         ----
                                                            ----
                 Amendment No.    16                       / X /
            (Check appropriate box or boxes)               ----
                     ---------------
             PUTNAM NEW YORK TAX EXEMPT INCOME FUND
                    Registration No. 2-83909
                                    811-3741
       (Exact name of registrant as specified in charter)
                                                            ----
 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /
                                                           ----
                                                            ----
               Pre-Effective Amendment No.                 /   /
                                                           ----
                                                            ----
          Post-Effective Amendment No.    8                / X /
                           and                             ----
                                                            ----
   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY     / X /
                       ACT OF 1940                         ----
                                                            ----
                 Amendment No.    8                        / X /
            (Check appropriate box or boxes)               ----
                     ---------------

          PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND
                    Registration No. 33-17344
                                     811-5335
   (Exact name of registrant as specified in charter)

   One Post Office Square, Boston, Massachusetts 02109
            (Address of principal executive offices)

Registrant's Telephone Number, including Area Code (617) 292-1000
                         ---------------

     It is proposed that this filing will become effective
                     (check appropriate box)
 ----
/   X    /    immediately upon filing pursuant to paragraph (b)
----
 ----
/  /     on (date) pursuant to paragraph
(b)
----
 ----
/   /    60 days after filing pursuant to paragraph (a)
----
 ----
/          /     on    (date)     pursuant to paragraph (a) of
Rule 485
----
                         --------------
                 JOHN R. VERANI, Vice President
             Putnam New York Tax Exempt Income Fund
          Putnam New York Tax Exempt Money Market Fund
                     One Post Office Square
                   Boston, Massachusetts 02109
             (Name and address of agent for service)
                         ---------------
                            Copy to:
                   JOHN W. GERSTMAYR, Esquire
                          ROPES & GRAY
                     One International Place
                   Boston, Massachusetts 02110

    Each Registrant has registered an indefinite number or
amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. Rule 24f-2 notices for Putnam New York Tax Exempt Income Fund and Putnam New York Tax Exempt Money Market Fund for
the fiscal year ended November 30,    1993     were filed on
January    27, 1994    .

                       PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND

                             CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                                               Proposed       Proposed
                                                maximum        maximum
                                 Amount        offering       aggregate        Amount of
        Title of securities       being        price per      offering       registration
         being registered      registered        unit*         price**           fee
------------------------------------------------------------------------------------------
Shares of Beneficial
Interest                19,132,987     shs.      $1.00    $290,000             $100.00
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

    *  Based on offering price per share.
   **  Calculated pursuant to Rule 24e-2 under the Investment Company Act of 1940.  The total amount of securities redeemed or repurchased during the Registrant's
       previous fiscal year was    184,737,957     shares,    165,894,970     of which
       have been used for reductions pursuant to Rule 24e-2(a) or 24f-2(c) under said Act
       in the current fiscal year, and    18,842,987     of which are being used for such
       reduction in this Amendment.
/TABLE

             PUTNAM NEW YORK TAX EXEMPT INCOME FUND
          PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND

                      CROSS REFERENCE SHEET

                  (as required by Rule 481(a))

PART A

    N-1A ITEM NO.                         LOCATION

1.  Cover Page........................... Cover Page

2.  Synopsis............................. Expenses summary

3.  Condensed Financial Information...... Financial
                                             highlights    ; How
                                          performance is shown

4.  General Description of Registrant.... Objectives; How
                                          objectives are
                                          pursued; Organization
                                          and history

5.  Management of the Fund............... Expenses summary; How the Funds are managed;
                                          About         Putnam
                                              Investments    ,
                                          Inc.

   5A.                                    Management's
Discussion of Fund
    Performance.......................    (Contained in the
                                          Annual Report of the
                                          Registrant)

6.  Capital Stock and
    Other Securities..................... Cover Page;
                                          Organization and
                                          history; How
                                          distributions are
                                          made; tax information

7.  Purchase of Securities
    Being Offered........................ How to buy shares;
                                          Distribution
                                          Plans;     How to sell
                                          shares; How to
                                          exchange shares; How
                                          each Fund values its
                                          shares

8.  Redemption or Repurchase............. How to buy shares, How to sell shares; How to
                                          exchange shares;
                                          Organization and
                                          history

9.  Pending Legal Proceedings............ Not Applicable

PART B

    N-1A ITEM NO.                         LOCATION

10. Cover Page..........................  Cover Page

11. Table of Contents...................  Cover Page

12. General Information and History.....  Organization and
                                          history (Part A)

13. Investment Objectives and Policies..  How objectives are pursued (Part A);
                                          Investment
                                          Restrictions of the
                                          Funds; Miscellaneous
                                          Investment Practices

14. Management of the Registrant........  Management of the Fund
                                          (Trustees; Officers);
                                          Additional Officers of
                                          the Funds

15. Control Persons and
    Principal Holders of Securities.....  Management of the Fund
                                          (Trustees; Officers);
                                          Fund Charges and
                                          Expenses (Ownership of
                                          Fund Shares)

16. Investment Advisory and
    Other Services......................  Management of the Fund
                                          (Trustees; Officers;
                                          The Management
                                          Contract; Principal
                                          Underwriter); Fund
                                          Charges and Expenses;
                                          Distribution
                                             Plans;
                                          Independent
                                          Accountants    and
                                          Financial
                                          Statements    ;
                                          Custodian

17. Brokerage Allocation................  Management of the Fund
                                          (Portfolio
                                          Transactions); Fund
                                          Charges and Expenses

18. Capital Stock and
    Other Securities....................  Organization and
                                          history (Part A); How
                                          distributions are
                                          made; tax information
                                          (Part A); Suspension
                                          of Redemptions

19. Purchase, Redemption and Pricing
    of Securities Being Offered.........  How to buy shares
                                          (Part A); How to sell
                                          shares (Part A); How
                                          to exchange shares
                                          (Part A); How to Buy
                                          Shares; Determination
                                          of Net Asset Value;
                                          Suspension of
                                          Redemptions

20. Tax Status..........................  How distributions are made; tax information
                                          (Part A); Taxes

21. Underwriters........................  Management of the Fund
                                          (Principal
                                          Underwriter); Fund
                                          Charges and Expenses

22. Calculation of Performance Data.....  How performance is shown (Part A);
                                          Investment Performance
                                          of the Funds; Standard
                                          Performance Measures

23. Financial Statements................     Independent
                                          Accountants and
                                          Financial Statements

PART C

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                                       PROSPECTUS
                                             APRIL 1,

   1994




PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND
INVESTMENT STRATEGY:  TAX-ADVANTAGED

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR
GUARANTEED BY THE U.S. GOVERNMENT.  THERE CAN BE NO ASSURANCE
THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE
OF $1.00 PER SHARE.

This Prospectus explains concisely what you should know before
investing in         the Funds.  Please read it carefully and
keep it for future reference.  You can find more detailed
information about the Funds in the April 1,    1994     Statement
of Additional Information, as amended from time to time. For a free copy of the Statement, call Putnam Investor Services at 1-800-225-1581. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                     BOSTON * LONDON * TOKYO
Putnam New York Tax Exempt Income Fund and Putnam New York Tax Exempt Money Market Fund seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Putnam Investment Management, Inc., the
Fund's investment manager ("Putnam         Management"), believes
is consistent with preservation of capital and, in the case of the Money Market Fund, with maintenance of liquidity and stability of principal.

PUTNAM NEW YORK TAX EXEMPT INCOME FUND (THE "INCOME FUND") invests primarily in a diversified portfolio of longer-term New York Tax Exempt Securities. The Income Fund's Class A shares are offered at a public offering price that includes an initial sales charge. The Income Fund's Class B shares are offered without an initial sales charge, although a contingent deferred sales charge may be imposed upon redemption depending upon how long the shares
have been owned.  See "How to buy shares" below.     Each class
bears different expenses. For information about various expenses borne by each class, see "Expenses summary."

PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND (THE "MONEY MARKET
FUND") invests primarily in a non-diversified portfolio of short-term New York Tax Exempt Securities.

The Funds are separate, open-end investment companies. Each is described in this Prospectus in order to help investors understand the similarities and differences between the Funds and determine which Fund--or combination of Funds--best meets their investment objectives. See "Organization and history."

   On December 3, 1993, the Trustees of the Money Market Fund and the Putnam Tax Exempt Money Market Fund approved a proposed plan or reorganization pursuant to which the Putnam Tax Exempt Money Market Fund will acquire all of the assets and assume all of the liabilities of the Money Market Fund. The proposed reorganization is subject to the approval of the shareholders of the Money Market Fund. Under the plan of reorganization, shareholders would receive one share of the Putnam Tax Exempt Money Market Fund for each share of the Money Market Fund held by them.

The Putnam Tax Exempt Money Market Fund normally invests at least 80% of its net assets in short-term Tax-Exempt Securities (as defined in its Prospectus). However, dividends paid by the Putnam Tax Exempt Money Market Fund to residents of New York may be subject to state and local income tax.


  ABOUT THE FUNDS

  Expenses summary                                              4
  ............................................................
  Financial    highlights                                       6
  ............................................................
  Objectives                                               10
  ............................................................
  How objectives are pursued                               10
  ............................................................
  How performance is shown                                     21
  ............................................................
  How the Funds are managed                                    22
  ............................................................
  Organization and history                                     23

  ABOUT YOUR INVESTMENT

     Alternative sales arrangements - The Income Fund          25
  ............................................................</
  R>
  How to buy shares

   26
     ...........................................................
  .
  Distribution Plans                                       31
  ............................................................
  How to sell shares                                       34
  ............................................................
  How to exchange shares                                       37
  ............................................................
  How each Fund values its shares                              38
  ............................................................
  How distributions are made; tax information              39

  ABOUT PUTNAM INVESTMENTS, INC.                               41

ABOUT THE FUND

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing in a Fund. The following tables summarize your maximum transaction costs from investing in each Fund and the expenses incurred by
each Fund based on its most recent fiscal year.     The expenses
shown in the table for the Class B shares of the Income Fund have been annualized based on expense information for its most recent
fiscal period.      The Examples show the cumulative expenses
attributable to a hypothetical $1,000 investment in each Fund over specified periods.

PUTNAM NEW YORK TAX EXEMPT INCOME FUND

                            CLASS A SHARES     CLASS B SHARES

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed
on Purchases (as a percentage
of offering price)                4.75%                  NONE*


                                              5.0% in the first
Deferred Sales Charge (as a                    year, declining
percentage of the lower of                     to 1.0% in the
original purchase price or                 sixth year   ,     and
redemption proceeds)             NONE**     eliminated thereafter

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees                       0.48%          0.47%
12b-1 Fees                            0.20%          0.85%
Other Expenses                        0.10%          0.11%
Total Fund Operating Expenses         0.78%          1.43%

EXAMPLES

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each
period:
                1          3            5          10
              year       years        years       years

CLASS A      $55          $71          $89        $140
CLASS B      $65          $75          $98        $154**    *

Your investment of $1,000 would incur the following expenses, assuming 5% annual return but no redemption:

                1          3            5          10
              year       years        years       years

CLASS A      $55          $71          $89        $140
CLASS B      $15          $45          $78        $154**    *

* Class B shares are sold without a front-end sales charge, but their 12b-1 fees may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charge.

** A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class A shares of the Income Fund that were purchased without an initial sales charge as part of an investment of $1 million or more. See "How to
          buy shares -- The Income Fund -- Class A     shares."

*** Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight
       years after purchase.  See "How to buy shares -   - The
       Income Fund --     Class B shares - Conversion of Class B
       shares."

PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                          NONE

Deferred Sales Charge
(as a percentage of the lower of original
purchase price or redemption proceeds)                       NONE

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees                                             0.45%
12b-1 Fees                                              NONE
Other Expenses                                              0.36%
Total Fund Operating Expenses                           0.81%

EXAMPLE

Your investment of $1,000 would incur the following expenses, assuming (1) 5% annual return and (2) redemption at the end of each period:

          1              3              5             10
        YEAR           YEARS          YEARS          YEARS

           $8           $26            $45         $100

The tables are provided to help you understand the expenses of investing in each Fund and your share of the operating expenses
which that Fund incurs.          The 12b-1 fees    for Class A
shares of the Income Fund     shown in the    table     reflect
the    amounts     to which    that Fund's     Trustees currently
limit payments under the    Class A     Distribution    Plan    .
Actual 12b-1 fees and total    Fund     operating expenses for
the    Income Fund's     Class A shares    were 0.18% and
0.76%    , respectively.     Payments under     the Money Market
   Fund's Distribution Plan have been terminated effective
January 1, 1994.      Actual         12b-1 fees and total Fund
operating expenses for the Money Market Fund's    last     fiscal
year were    0.10%     and    0.91%    , respectively.
The         Examples do not represent past or future expense
levels. Actual expenses may be greater or less than those shown. Federal regulations require the Examples to assume a 5% annual
return, but actual annual return    will vary.

FINANCIAL    HIGHLIGHTS

The tables on the following pages present per share financial
information for the    ten most recent fiscal years     of the
Income Fund and for the life of the Money Market Fund. This information has been audited and reported on by the Funds' independent accountants. The Report of Independent Accountants and financial statements included in each Fund's Annual Report to
shareholders for the    1993     fiscal year are incorporated by
reference into this Prospectus.     The Funds' Annual Reports,
which contain additional unaudited performance information, will be made available without charge upon request.

   FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

(The tables appear on pages    6a     and    6b)


PUTNAM NEW YORK TAX EXEMPT INCOME FUND

FINANCIAL HIGHLIGHTS*
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                    FOR THE PERIOD
                                   JANUARY 4, 1993
                                     (COMMENCEMENT
                                    OF OPERATIONS)
                                       NOVEMBER 30                  YEAR ENDED NOVEMBER 30
                                              1993      1993      1992      1991      1990
                                           CLASS B                       CLASS A

NET ASSET VALUE, BEGINNING OF PERIOD         $8.95     $8.98     $8.75     $8.34     $8.61

INVESTMENT OPERATIONS
NET INVESTMENT INCOME                          .40       .53       .57       .58       .58
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                        .42       .52       .32       .42     (.23)

TOTAL FROM INVESTMENT OPERATIONS               .82      1.05       .89      1.00       .35

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                        (.40)     (.53)     (.58)     (.59)     (.56)
NET REALIZED GAIN ON INVESTMENTS                --     (.10)     (.08)        --     (.06)
IN EXCESS OF NET REALIZED
  GAIN ON INVESTMENTS                           --     (.02)        --        --        --

TOTAL DISTRIBUTIONS                          (.40)     (.65)     (.66)     (.59)     (.62)

NET ASSET VALUE,
  END OF PERIOD                              $9.37     $9.38     $8.98     $8.75     $8.34

TOTAL INVESTMENT RETURN AT
  NET ASSET VALUE (%) (A)                 10.16(B)     12.02     10.60     12.44      4.37

NET ASSETS, END OF PERIOD
  (IN THOUSANDS)                      $146,665 $2,280,604 $1,960,500 $1,659,383 $1,416,555

RATIO OF EXPENSES TO AVERAGE
  NET ASSETS (%)                       1.44(B)        .76        .66        .63        .56
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS (%)               4.83(B)       5.67       6.44       6.84       6.96
PORTFOLIO TURNOVER (%)                   26.60      26.60      20.13      49.91      17.22

SEE PAGE 8 FOR NOTES TO FINANCIAL HIGHLIGHTS.

/TABLE

PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND

FINANCIAL
HIGHLIGHTS*

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                                                                                         FOR THE PERIOD
                                                                                                       OCTOBER 26, 1987
                                                                                                          (COMMENCEMENT
                                                                                                      OF OPERATIONS) TO
                                                                            YEAR ENDED NOVEMBER 30          NOVEMBER 30
                                           -------------------------------------------------------    -----------------
                                             1993      1992      1991      1990     1989      1988                 1987
NET ASSET VALUE, BEGINNING OF PERIOD        $1.00     $1.00     $1.00     $1.00    $1.00     $1.00                $1.00

INVESTMENT OPERATIONS:
NET INVESTMENT INCOME                       .0165  .0259(A)  .0399(A)  .0497(A) .0530(A)  .0436(A)             .0041(A)
NET REALIZED GAIN ON INVESTMENTS            .0001        --        --        --       --        --                   --

TOTAL FROM INVESTMENT OPERATIONS           $.0166    $.0259    $.0399    $.0497   $.0530    $.0436               $.0041

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                     (.0165)   (.0259)   (.0399)   (.0497)  (.0530)   (.0436)              (.0041)
NET REALIZED GAIN ON INVESTMENTS          (.0001)        --        --        --       --        --                   --

TOTAL DISTRIBUTIONS                       (.0166)   (.0259)   (.0399)   (.0497)  (.0530)   (.0436)              (.0041)
NET ASSET VALUE, END OF PERIOD              $1.00     $1.00     $1.00     $1.00    $1.00     $1.00                $1.00

TOTAL INVESTMENT RETURN AT NET ASSET
  VALUE (%)(B)                               1.67      2.62      4.07      5.09     5.44      4.46              4.10(C)

NET ASSETS, END OF PERIOD (IN THOUSANDS)  $50,473   $57,705   $64,286   $63,671  $51,113   $34,432               $3,953

/TABLE

RATIO OF EXPENSES TO AVERAGE NET ASSETS (%)   .91    .78(A)    .80(A)    .67(A)   .67(A)    .64(A)            .51(A)(C)
RATIO OF NET INVESTMENT INCOME TO AVERAGE
  NET ASSETS (%)                             1.69   2.59(A)   3.96(A)   4.95(A)  5.31(A)   4.34(A)           4.66(A)(C)

*FINANCIAL HIGHLIGHTS FOR PERIODS THROUGH NOVEMBER 30, 1992 HAVE BEEN RECLASSIFIED AND DATE HAS BEEN PRESENTED TO
CONFORM WITH THE REQUIREMENTS ISSUED BY THE SEC IN APRIL, 1993.


(A) REFLECTS A VOLUNTARY EXPENSE LIMITATION AND, DURING THE YEAR ENDED NOVEMBER 30, 1988 AND THE PERIOD ENDED NOVEMBER
30, 1987, A WAIVER OF DISTRIBUTION FEES IN EFFECT DURING THE PERIOD. AS A RESULT OF SUCH LIMITATIONS, EXPENSES OF THE
FUND FOR THE YEARS ENDED NOVEMBER 30, 1992, 1991, 1990, 1989, 1988 AND FOR THE PERIOD ENDED NOVEMBER 30, 1987 REFLECT
REDUCTIONS OF $0.0024, $0.0034, $0.0043, $0.0048, $0.0061 AND $0.0015 PER SHARE, RESPECTIVELY.

(B) TOTAL INVESTMENT RETURN ASSUMES DIVIDEND REINVESTMENT.

(C) ANNUALIZED.

/TABLE

                                                                TWO                                     TEN
                                                             MONTHS                                  MONTHS        YEAR
                                                              ENDED                                   ENDED       ENDED
                     YEAR ENDED NOVEMBER 30                 NOV. 30       YEAR ENDED SEPT. 30      SEPT. 30     NOV. 30
                                       1989        1988        1987         1987         1986          1985        1984
                                                                                CLASS A

NET ASSET VALUE, BEGINNING OF PERIOD  $8.33       $7.99       $7.76        $8.56        $7.57         $7.10       $7.11

INVESTMENT OPERATIONS
NET INVESTMENT INCOME                   .60         .61         .11          .60          .65           .56         .65
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                 .27         .39         .22        (.72)          .99           .47       (.01)

TOTAL FROM INVESTMENT OPERATIONS        .87        1.00         .33        (.12)         1.64          1.03         .64

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                 (.59)       (.60)       (.10)        (.61)        (.65)         (.56)       (.65)
NET REALIZED GAIN ON INVESTMENTS         --       (.06)          --        (.07)           --            --          --
IN EXCESS OF NET REALIZED
  GAIN ON INVESTMENTS                    --          --          --           --           --            --          --

TOTAL DISTRIBUTIONS                   (.59)       (.66)       (.10)        (.68)        (.65)         (.56)       (.65)

NET ASSET VALUE,
  END OF PERIOD                       $8.61       $8.33       $7.99        $7.76        $8.56         $7.57       $7.10

TOTAL INVESTMENT RETURN AT
  NET ASSET VALUE (%) (A)             10.77       12.99    25.41(B)       (1.76)        22.41      17.73(B)        9.47

PUTNAM NEW YORK TAX EXEMPT INCOME FUND

NET ASSETS, END OF PERIOD
  (IN THOUSANDS)                 $1,313,050  $1,063,650    $958,201     $950,417     $701,799      $397,735    $241,698
RATIO OF EXPENSES TO AVERAGE
  NET ASSETS (%)                        .57         .54      .48(B)          .55          .56        .64(B)         .71
RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS (%)               6.94        7.34     7.95(B)         7.08         7.81       8.67(B)        9.05
PORTFOLIO TURNOVER (%)                42.87       31.91    12.90(C)        43.28        50.45      58.95(C)      122.21


*FINANCIAL HIGHLIGHTS FOR PERIODS ENDED THROUGH NOVEMBER 30, 1992 HAVE BEEN RESTATED TO CONFORM WITH REQUIREMENTS ISSUED
BY THE SEC IN APRIL 1993. THE TABLE HAS BEEN RESTATED TO REFLECT A 3-FOR-1 SHARE SPLIT, CLASS A ONLY, DECLARED BY THE
FUND TO SHAREHOLDERS OF RECORD ON OCTOBER 27, 1989 PAYABLE ON OCTOBER 28, 1989.

(A)TOTAL INVESTMENT RETURN ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES.

(B)ANNUALIZED.

(C)NOT ANNUALIZED.

/TABLE

OBJECTIVES

EACH OF THE FUNDS SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AND NEW YORK STATE AND CITY PERSONAL
INCOME TAXES AS PUTNAM         MANAGEMENT BELIEVES IS CONSISTENT
WITH PRESERVATION OF CAPITAL AND, IN THE CASE OF THE MONEY MARKET FUND, WITH MAINTENANCE OF LIQUIDITY AND STABILITY OF PRINCIPAL. Under current law, to the extent distributions by the Funds are derived from interest on New York Tax Exempt Securities (which are described below) and are designated as such, they shall be exempt from federal income tax and New York State and City personal income taxes. Neither Fund is intended to be a complete investment program, and there is no assurance that either Fund will achieve its objective.

HOW OBJECTIVES ARE PURSUED

EACH FUND SEEKS ITS OBJECTIVE BY INVESTING PRIMARILY IN A
PORTFOLIO OF NEW YORK TAX EXEMPT SECURITIES (AS DEFINED BELOW).
The Funds have separate investment policies involving differing levels of yield and risk.

PUTNAM NEW YORK TAX EXEMPT INCOME FUND

PUTNAM NEW YORK TAX EXEMPT INCOME FUND, A DIVERSIFIED FUND, INVESTS PRIMARILY IN LONGER-TERM NEW YORK TAX EXEMPT SECURITIES.
It is a fundamental policy of the Income Fund that         90% of
the Income Fund's investment income distributions will be exempt from federal income tax and New York State and City personal income taxes, except during times of adverse market conditions when more than 10% of the Income Fund's investment income distributions could be subject to federal income tax and/or New York State and City personal income taxes. For temporary or liquidity purposes, the Income Fund may also invest in taxable obligations, provided that not more than 10% of the Income Fund's investment income distributions are subject to federal income tax and/or New York State and City personal income taxes (except during adverse market conditions). The Income Fund may also hold its assets in cash or money market instruments. The Income Fund's investments in New York Tax Exempt Securities and taxable obligations will be limited to securities rated at the time of purchase not lower than the five highest grades assigned by
Moody's Investors Service, Inc.    ("Moody's")     (Aaa, Aa, A,
Baa or Ba) and Standard & Poor's Corporation    ("Standard &
Poor's")     (AAA, AA, A, BBB or BB), or unrated securities which
Putnam         Management determines are of comparable quality.
The Income Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase,
although Putnam         Management will monitor the investment to
determine whether continued investment in the security will assist in meeting the Fund's objective. During fiscal
   1993    , all of the Income Fund's distributions from net
investment income were exempt from federal income tax and New York State and City personal income taxes. However, distributions from capital gains were taxable.

   The Income Fund may also invest in securities representing interests in New York Tax Exempt Securities, known as "inverse floating obligations" or "residual interest bonds," paying interest rates that vary inversely to changes in the interest rates of specified short-term tax exempt securities or an index of short-term tax exempt securities. The interest rates on inverse floating obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax exempt securities increase or decrease in response to such changes. As a result, the market values of inverse floating obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax exempt securities.

RISK FACTORS

INVESTORS SHOULD CAREFULLY CONSIDER THEIR ABILITY TO ASSUME THE RISKS OF OWNING SHARES OF A MUTUAL FUND WHICH INVESTS IN LOWER-
RATED SECURITIES BEFORE MAKING AN INVESTMENT IN THE    INCOME
FUND.  The lower ratings of certain securities held by the
   Income     Fund reflect a greater possibility that adverse
changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's or Standard & Poor's does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

THE INCOME FUND MAY INVEST IN BOTH HIGHER-RATED AND LOWER-RATED NEW YORK TAX EXEMPT SECURITIES. The values of lower-rated securities generally fluctuate more than those of higher-rated securities. In addition, the lower rating reflects a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of income and principal. The Income Fund will not purchase a New York Tax Exempt Security rated both Ba by Moody's and BB by Standard & Poor's at the time of purchase, or, if unrated, determined to be of comparable quality if, as a result, more than 25% of the Income Fund's total assets would be of that quality. The rating services' descriptions of the five highest grades of debt securities and other rating information are described in the Statement of Additional Information. New York Tax Exempt Securities rated Ba or BB are considered to have speculative elements, with large uncertainties or major risk exposures to
adverse conditions.     Putnam Management seeks to minimize the
risks of investing in lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions.



At times, a portion of the Income Fund's assets may be invested in securities as to which the Income Fund, by itself or together with other funds and accounts managed by Putnam
Management and its affiliates, holds a major portion or all of an issue of New York Tax Exempt Securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Income Fund could find it more difficult to sell such securities when Putnam
Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Income Fund's net asset value. In order to enforce its rights in the event of a default under such securities, the Income Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Income Fund's operating expenses and adversely affect the Income Fund's net asset value. Any income derived from the Income Fund's ownership or operation of such assets would not be tax-exempt. When the Income Fund invests in New York Tax Exempt Securities in the lower rating categories, the achievement of the Fund's goals is more dependent
on Putnam         Management's investment analysis than would be
the case if the Income Fund were investing in New York Tax Exempt Securities in the higher rating categories. The amount of information about the financial condition of an issuer of New York Tax Exempt Securities may not be as extensive as information about corporations whose securities are publicly traded.

Some of the securities in which the Income Fund invests may include so-called "zero-coupon" bonds whose values are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the
life of the security.     Zero-coupon bonds allow an issuer to
avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit
risks than bonds paying interest currently.      The Income Fund
is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, the Income Fund may have to sell investments to obtain cash needed to make income distributions.

Certain securities held by the Income Fund may permit the issuer
at its option to "call," or redeem,    such     securities.  If
an issuer were to redeem securities held by the Income Fund during a time of declining interest rates, the Income Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

For additional information concerning the risks associated with investments by the Income Fund in securities in the lower rating categories, see the Statement of Additional Information.

INVESTMENTS IN PREMIUM SECURITIES       .  During a period of
declining interest rates, many of the Income Fund's portfolio investments will likely bear coupon rates which are higher than current market rates, regardless of whether such securities were originally purchased at a premium. Such securities would
generally carry    premium     market values         which would
be reflected in the net asset value of the Income Fund's shares.
        As a result, an investor who purchases shares of the Income Fund during such periods would initially receive higher monthly distributions (derived from the higher coupon rates payable on the Income Fund's investments) than might be available from alternative investments bearing current market interest rates, but may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date). In evaluating the potential performance of an investment in the Income Fund, investors may find it useful to compare the Income Fund's current dividend rate with the Fund's "yield," which is computed on a yield-to-maturity basis in accordance with Securities and Exchange Commission ("SEC") regulations and which reflects amortization of market premiums. See "How performance is shown."

ALTERNATIVE INVESTMENT STRATEGIES.  At times Putnam
Management may judge that conditions in the markets for New York Tax Exempt Securities make pursuing the Income Fund's basic investment strategy inconsistent with the best interests of its
shareholders.  At such times Putnam         Management may
temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Income Fund's assets. In implementing these "defensive" strategies, the Income Fund may invest in taxable obligations, and more than 10% of the Income Fund's investment income distributions could be subject to federal income tax and/or New York State and City personal income taxes. Such taxable obligations may include: obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either Moody's or Standard & Poor's; commercial paper rated in the highest grade by either rating service (Prime-1 or A-1+, respectively); certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or
any other securities that Putnam         Management considers
consistent with such    defensive strategies    .  It is
impossible to predict when, or for how long, the Income Fund will use such alternative strategies.

SHORT-TERM TRADING

UNDER CERTAIN MARKET CONDITIONS, THE FUND MAY SEEK PROFITS BY SHORT-TERM TRADING. The length of time the Income Fund has held a particular security is not generally a consideration in
investment decisions.  A change in the securities    owned     by
the Income Fund is known as "portfolio turnover."     To the
extent short-term trading strategies are used, the Fund's portfolio turnover rate may be higher than that of other mutual
funds.      Portfolio turnover generally involves some expense to
the Income Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result
in         realization of taxable         gains.  Portfolio
turnover rates for the ten most recent fiscal years of the Income
Fund are shown in the section "Financial    highlights.    "

Putnam         Management believes that in general the secondary
market for New York Tax Exempt Securities is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Income Fund to buy and sell securities may, at any particular time and with respect to any particular securities, be limited.

PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND

PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND, A NON-DIVERSIFIED FUND, FOLLOWS THE FUNDAMENTAL POLICY THAT 90% OF THE FUND'S INVESTMENT INCOME DISTRIBUTIONS NORMALLY WILL BE EXEMPT FROM FEDERAL INCOME TAX AND NEW YORK STATE AND CITY PERSONAL INCOME TAXES. Subject to this limitation, the Money Market Fund may also invest in high quality taxable money market instruments of
the type described under "Alternative    investment
strategies    " below.

The Money Market Fund will invest in only the following New York Tax Exempt Securities: (i) municipal notes rated at least MIG-2 by Moody's; (ii) municipal bonds rated Aa or better by Moody's or AA or better by Standard & Poor's; (iii) municipal securities backed by the U.S. government; (iv) short-term discount notes (tax-exempt commercial paper) rated at least Prime-2 by Moody's or A-2 by Standard & Poor's; (v) participation interests in any of the foregoing; and (vi) unrated securities or new types of tax-exempt instruments which become available in the future if the Money Market Fund's Trustees determine they are of a quality comparable to those mentioned above. In connection with the purchase of New York Tax Exempt Securities, the Money Market Fund may acquire stand-by commitments, which give the Money Market Fund the right to resell the security to the dealer at a specified price. Stand-by commitments may provide additional liquidity for the Money Market Fund but are subject to the risk that the dealer may fail to meet its obligations. The Money Market Fund does not generally expect to pay additional consideration for stand-by commitments nor to assign any value to them.

RISK FACTORS

THE MONEY MARKET FUND FOLLOWS INVESTMENT AND VALUATION POLICIES DESIGNED TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Money Market Fund will invest in New York Tax Exempt Securities maturing in 397 days or less from the time of investment and will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Money Market Fund may invest in variable or floating-rate New York Tax Exempt Securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand.

Considerations of liquidity and preservation of capital mean that the Money Market Fund may not necessarily invest in New York Tax Exempt Securities paying the highest available yield at a particular time. Consistent with its investment objective, the Money Market Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Money Market Fund will also
invest to take advantage of what Putnam         Management
believes to be temporary disparities in yields of different segments of the market for New York Tax Exempt Securities or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Money Market Fund, may result in frequent changes in the Money Market Fund's portfolio. Portfolio turnover may give rise to taxable gains. The Money Market Fund does not usually pay brokerage commissions in connection with the purchase of portfolio securities. See "Portfolio transactions - Brokerage and research services" in the Statement of Additional Information for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of portfolio securities.

The portfolio of the Money Market Fund will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Money Market Fund. Although the Money Market Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.



   ALTERNATIVE INVESTMENT STRATEGIES.      At times Putnam
        Management may judge that conditions in the markets for New York Tax Exempt Securities make pursuing the Money Market Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam
Management may temporarily use alternative strategies. In implementing these "defensive" strategies, the Money Market Fund may invest in taxable high quality money market instruments, including bank certificates of deposit, bankers' acceptances, prime commercial paper, high-grade, short-term corporate obligations, short-term U.S. government securities, repurchase
agreements, or other securities Putnam         Management
considers consistent with such defensive strategies. The interest income from these instruments would be subject to federal income tax and/or New York State and City personal income taxes. It is impossible to predict when, or for how long, the Money Market Fund will use such alternative strategies.

NEW YORK TAX EXEMPT SECURITIES

NEW YORK TAX EXEMPT SECURITIES    INCLUDE     OBLIGATIONS
   OF     THE STATE OF NEW YORK AND ITS POLITICAL SUBDIVISIONS
   OR THEIR AGENCIES OR INSTRUMENTALITIES OR OTHER GOVERNMENTAL
UNITS    , THE INTEREST    WITH RESPECT TO     WHICH        , IN
THE OPINION OF BOND COUNSEL,    IS     EXEMPT FROM FEDERAL INCOME
TAX AND NEW YORK STATE AND CITY PERSONAL INCOME TAXES. These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of
industrial development bonds   , private activity bonds or notes
issued by public authorities to finance privately owned or
operated facilities, or to fund short-term cash requirements    .
Short-term New York Tax Exempt Securities are generally issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes. New York Tax Exempt Securities also include debt obligations issued by other governmental entities (for example, United States territories) if such debt obligations generate interest income which is exempt from federal income tax and New York State and City personal income taxes.

THE TWO PRINCIPAL CLASSIFICATIONS OF NEW YORK TAX EXEMPT
SECURITIES ARE GENERAL OBLIGATION AND    SPECIAL     OBLIGATION
(OR       SPECIAL REVENUE OBLIGATION)     SECURITIES.  GENERAL
OBLIGATION securities involve    a pledge of     the credit of an
issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular
issuer.     SPECIAL     OBLIGATION     (or SPECIAL REVENUE
OBLIGATION)     securities are payable only from the revenues
derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development
   bonds     and private activity bonds are in most cases
   special     obligation securities, the credit quality of which
is directly related to the    private     user of the facilities.



DIVERSIFICATION AND CONCENTRATION POLICIES. The Income Fund is a "diversified" investment company and the Money Market Fund is a "non-diversified" investment company. Under the Investment
Company Act of 1940 and the Internal Revenue Code of 1986,    as
amended,     this means that with respect to 75% of its total
assets in the case of the Income Fund, and with respect to 50% of its total assets in the case of the Money Market Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government obligations). The balance of a Fund's assets is not subject to this limitation.
   In addition    , under the Internal Revenue Code of 1986,
        a regulated investment company   , such as the Funds,
at the close of each quarter of the taxable year may not hold
more than 25% of its     total     assets in securities of any
one issuer (other than U.S. government securities or the securities of other regulated investment companies). Thus, the Income Fund may invest up to 25% of its total assets in the securities of any one issuer, and the Money Market Fund may invest up to 25% of its total assets in the securities of each of any two issuers. Because of the relatively small number of issuers of New York Tax Exempt Securities, each Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

A Fund will not invest more than 25% of its total assets in any industry. Governmental issuers of New York Tax Exempt Securities are not considered part of any "industry." However, New York Tax Exempt Securities backed only by the assets and revenues of nongovernmental users may for this purpose (and for diversification purposes discussed above) be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations.

It is nonetheless possible that the Income Fund may invest more than 25% of its assets in a broader segment of the New York Tax Exempt Securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations. This would
be the case only if Putnam         Management determined that the
yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration. Although such obligations could be supported by the credit of governmental users or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all New York Tax Exempt Securities in such a market segment.

        Each Fund reserves the right to invest more than 25% of its assets in industrial development securities and private activity bonds.

SINCE THE FUNDS INVEST PRIMARILY IN NEW YORK TAX EXEMPT SECURITIES, THE PERFORMANCE OF EACH FUND MAY BE ESPECIALLY AFFECTED BY FACTORS PERTAINING TO THE NEW YORK ECONOMY AND OTHER FACTORS SPECIFICALLY AFFECTING THE ABILITY OF ISSUERS OF NEW YORK TAX EXEMPT SECURITIES TO MEET THEIR OBLIGATIONS. As a result, the value of the Income Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county, or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers of New York Tax Exempt Securities may be affected from time to time by economic, political, and demographic conditions. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state, and local aid to issuers of New York Tax Exempt Securities may also affect their ability to meet their obligations. Payments of principal and interest on
special     obligation securities will depend on the economic
condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions in
the    State of New York    .  Any reduction in the actual or
perceived ability of an issuer of New York Tax Exempt Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other New York Tax Exempt Securities as well.

ALTERNATIVE MINIMUM TAX. As part of each Fund's fundamental 90% tax exempt policy described above, neither Fund will treat
   exempt     interest income    that is regarded as a preference
item and thereby     subject to federal alternative minimum tax
   in the hands of     individuals as tax-exempt    interest
income     for purposes of measuring compliance with the policy.
To the extent that either Fund earns such income, individual
   and corporate     shareholders, depending on their own tax
status, may be subject to alternative minimum tax on that part of
the Fund's distributions attributable to such income.     More
generally, corporate shareholders may be subject to federal alternative minimum tax on distributions of exempt interest from
the Fund.      Neither Fund's distributions will be subject to
New York State or City minimum income tax on individuals.


FINANCIAL    FUTURES     AND    OPTIONS     (THE INCOME FUND)

THE INCOME FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS
        FOR HEDGING PURPOSES. Futures contracts on a Municipal Bond Index are traded on the Chicago Board of Trade. This Index is intended to represent a numerical measure of market performance for long-term tax exempt bonds. An "index future" is a contract to buy or sell units of a particular securities index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Fund enters into and terminates an index futures contract, the Fund realizes a gain or loss. The Income Fund may purchase and sell
futures contracts on    the     Index (or any other tax-exempt
bond index approved for trading by the Commodity Futures Trading Commission) to hedge against general changes in market values of New York Tax Exempt Securities which the Income Fund owns or expects to purchase. The Income Fund may also purchase and sell
put and call options on index futures    or     on    the
indices    directly    , in addition to or as an alternative to
purchasing and selling index futures        .

The Income Fund may also, for hedging purposes, purchase and sell futures contracts and related options with respect to U.S. Treasury securities, including U.S. Treasury bills, notes and bonds ("U.S. Government Securities") and options directly on U.S.
Government Securities.         U.S. Government Securities futures
and related options would be used in a way similar to the Income Fund's use of index futures and options.

THE USE OF FUTURES AND OPTIONS INVOLVES CERTAIN SPECIAL RISKS AND
MAY RESULT IN REALIZATION OF TAXABLE    INCOME OR CAPITAL
GAINS. FUTURES AND OPTIONS TRANSACTIONS INVOLVE COSTS AND MAY RESULT IN LOSSES. Certain risks arise because of the possibility of imperfect correlations between movements in the
prices of     financial     futures and options and movements in
the prices of the underlying    bond     index or    U.S.
Government Securities     or of the New York Tax Exempt
Securities which are the subject of    the     hedge.  The
successful use of futures and options further depends on Putnam
        Management's ability to forecast         interest rate
movements correctly.  Other risks arise from the         Fund's
potential inability to close out its futures or    related
options positions, and there can be no assurance that a liquid
secondary market will exist  for any    futures contract     or
option at a particular time.  Certain         provisions of the
Internal Revenue Code    and certain regulatory requirements
may limit the         Fund's ability to engage in futures and
options transactions.

A MORE DETAILED EXPLANATION OF FINANCIAL FUTURES AND OPTIONS
TRANSACTIONS AND THE RISKS ASSOCIATED WITH THEM IS INCLUDED IN
THE STATEMENT OF ADDITIONAL INFORMATION.

OTHER INVESTMENT PRACTICES

THE FUNDS MAY ALSO ENGAGE TO A LIMITED EXTENT IN THE FOLLOWING
INVESTMENT PRACTICES,         WHICH MAY RESULT IN TAXABLE INCOME
OR CAPITAL GAINS AND         WHICH    INVOLVE     CERTAIN SPECIAL
RISKS. THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS MORE DETAILED INFORMATION ABOUT THESE PRACTICES, INCLUDING LIMITATIONS DESIGNED TO REDUCE THESE RISKS.

REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. Each Fund may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all
times       .  Each Fund may also purchase securities for future
delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines
prior to the settlement date.     These transactions involve some
risk to a Fund if the other party should default on its obligation and that Fund is delayed or prevented from recovering the collateral or completing the transaction.

LIMITING INVESTMENT RISK

SPECIFIC INVESTMENT RESTRICTIONS HELP THE FUNDS LIMIT INVESTMENT RISKS FOR THEIR SHAREHOLDERS. THESE RESTRICTIONS PROHIBIT EACH FUND FROM INVESTING MORE THAN: (a) 5% of its total assets in the securities of any one issuer (other than securities of the U.S. government or its agencies or instrumentalities or New York Tax Exempt Securities);* (b) 5% of its net assets in securities of any issuers if the party responsible for payment, together with any predecessors, has been in operation for less than three years (except U.S. government and agency obligations and obligations backed by the full faith, credit and taxing power of any person authorized to issue New York Tax Exempt Securities);
(c) 15% of its net assets in securities restricted as to resale (excluding restricted securities that have been determined by the Fund's Trustees (or the person designated by them to make such determinations) to be readily marketable)*; or (d) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding restricted securities determined by the Fund's Trustees (or the person designated by them to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days. The Money Market Fund has not invested more than 10% of its net assets in the types of securities listed in item (d) and has no current intention of doing so.

Restrictions marked with an asterisk (*) above are summaries of fundamental policies. See the Statement of Additional Information for the full text of these policies and the Funds' other fundamental policies. Except for investment policies designated as fundamental in this Prospectus or the Statement, the investment policies described in this Prospectus and in the Statement are not fundamental policies. The Trustees may change any non-fundamental investment policies without shareholder approval. As a matter of policy, the Trustees would not materially change a Fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

PUTNAM NEW YORK TAX EXEMPT INCOME FUND

THE INCOME FUND'S YIELD, TAX-EQUIVALENT YIELD AND TOTAL RETURN DATA MAY FROM TIME TO TIME BE INCLUDED IN ADVERTISEMENTS ABOUT THE FUND. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period. For this purpose, net investment income is calculated in accordance with SEC regulations and may differ from the Income Fund's net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The Income Fund's current dividend rate is based on the Fund's net investment income as determined
for financial statement purposes, which    may not reflect
amortization    in the same manner    .  See "How objectives are
pursued -- Investments in premium securities." The Fund's yield reflects the deduction of the maximum initial sales charge in the case of Class A shares, but does not reflect the deduction of any contingent deferred sales charge in the case of Class B shares.
"Tax-equivalent         yield   "     for each class of shares
shows the effect on performance of the tax-exempt status of distributions received from the Income Fund. It reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to the Income Fund's tax-exempt yield. "Total
return" for the one-   ,     five   - and ten    -year periods
        for the Income Fund (or        since the commencement of
the public offering of    a class, if shorter)     through the
most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Income Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of
Class B shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels or
net asset value.  Any quotation of    yield, tax-equivalent yield
or total return     not reflecting the maximum initial sales
charge or a contingent deferred sales charge would be reduced if such sales charges were used. Quotations of yield, tax-equivalent yield or total return for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The Income Fund's performance may be compared to various indices. See the Statement of Additional Information.

PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND

THE MONEY MARKET FUND'S YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD DATA MAY FROM TIME TO TIME BE INCLUDED IN ADVERTISEMENTS ABOUT THE FUND. "Yield" represents an annualization of the change in value of a shareholder account (excluding any capital changes) for a specific seven-day period. "Effective yield" compounds the Money Market Fund's yield for a year and is, for that reason, greater than the Money Market Fund's yield. "Tax-
equivalent         yield   "     shows the effect on performance
of the tax-exempt status of distributions received from the Money Market Fund. It reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to the Money Market Fund's tax-exempt yield or tax-exempt effective yield. Quotations of yield, effective yield or tax-equivalent yield for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The Money Market Fund's performance may be compared to various indices. See the Statement of Additional Information.

GENERAL

ALL DATA IS BASED ON EACH FUND'S PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, the composition of each Fund's portfolio, each Fund's operating
expenses, and, in the case of the Income Fund,    which class of
shares     you purchase        .  Investment performance also
often reflects the risks associated with each Fund's investment objective and policies. These factors should be considered when comparing each Fund's investment results to those of other mutual funds and other investment vehicles.

HOW THE FUNDS ARE MANAGED

THE TRUSTEES OF EACH FUND ARE RESPONSIBLE FOR GENERALLY OVERSEEING THE CONDUCT OF EACH FUND'S BUSINESS. Subject to such
policies as the Trustees may determine, Putnam         Management
furnishes a continuing investment program for each Fund and makes investment decisions on that Fund's behalf. Subject to the
control of the Trustees, Putnam         Management also manages
the Funds' other affairs and business.     David J. Eurkus,
Senior Vice President of Putnam Management and Vice President of the Income Fund, has had primary responsibility for the day-to-day management of the Income Fund's portfolio since 1985. Mr. Eurkus has been employed by Putnam Management since August, 1983. Lindsey M. Callen, Vice President of Putnam Management and Vice President of the Money Market Fund, has had primary responsibility for the day-to-day management of the Money Market Fund's portfolio since March, 1993. Ms. Callen has been employed by Putnam Management for the past five years.

Each Fund pays all expenses not assumed by Putnam
Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under any Distribution Plan which, in the case of the Income Fund, are in turn allocated to the relevant class of
shares)    .  Each Fund also reimburses Putnam         Management
for the compensation and related expenses of certain officers of the Funds and their staffs who provide administrative services to the Funds. The total reimbursement is determined annually by the Trustees.

Putnam         Management places all orders for purchases and
sales of the Funds' securities.  In selecting broker-dealers,
Putnam         Management may consider research and brokerage
services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of shares of each Fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam New York Tax Exempt Income Fund and Putnam New York Tax Exempt Money Market Fund are open-end investment companies organized as Massachusetts business trusts by Agreements and Declarations of Trust dated May 12, 1983 and September 2, 1987, respectively. A copy of each Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

Each Fund has an unlimited number of authorized shares of beneficial interest. Shares of each Fund may, without shareholder approval, be divided into an unlimited number of series of such shares. Under the Declarations of Trust, any such series of shares may be further divided, without shareholder approval, into two or more classes of shares having such
preferences    and     special or relative rights and privileges
as the Trustees         determine.  Neither    Fund's     shares
are currently divided into series. The Income Fund's shares are currently divided into two classes, while the Money Market Fund's shares are not currently divided into classes. Each share has one vote, with fractional shares voting proportionally. Shares of each class of the Income Fund will vote together as a single
class except when    otherwise     required by law or as
determined by the Trustees. Shares of each Fund are freely transferable, are entitled to dividends as declared by the Trustees, and, if a Fund were liquidated, would receive the net assets of that Fund. Either Fund may suspend the sale of shares at any time and may refuse any order to purchase shares.
Although neither Fund is required to hold annual meetings of its
shareholders, shareholders    holding at least 10% of the
outstanding shares entitled to vote     have the right to call a
meeting to elect or remove Trustees, or to take other actions as
provided in    the     Declaration of Trust.

Although each Fund is offering only its own shares in this prospectus, it is possible that a Fund might become liable for any misstatement in the Prospectus about the other Fund. The Trustees of each Fund have considered this factor in approving the use of a single Prospectus.

If you own fewer shares than a minimum amount set by the Trustees of a Fund (presently 20 shares in the case of the Income Fund and shares worth $500 in the case of the Money Market Fund), that Fund may choose to redeem your shares and pay you for them. You will receive at least 30 days' written notice before a Fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. A Fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees of either Fund may establish one at any time, which could apply to both present and future shareholders of that Fund.

THE    FUND'S     TRUSTEES:  GEORGE PUTNAM,* CHAIRMAN.
President of the Putnam funds.  Chairman and Director of Putnam
        Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; WILLIAM F. POUNDS, VICE CHAIRMAN. Professor of Management, Alfred P. Sloan
School of  Management, M.I.T.   ; JAMESON ADKINS BAXTER,
President, Baxter  Associates, Inc.    ; HANS H. ESTIN, Vice
Chairman, North American  Management        ; JOHN A. HILL,
Principal and Managing Director, First Reserve Corporation; ELIZABETH T. KENNAN, President, Mount Holyoke College; LAWRENCE
J. LASSER,* Vice President of the Putnam funds.  President, Chief
Executive Officer and Director of         Putnam
   Investments    , Inc. and Putnam         Management.
Director, Marsh & McLennan Companies, Inc.; ROBERT E. PATTERSON, Executive Vice President, Cabot Partners Limited Partnership; DONALD S. PERKINS, Director of various corporations, including AT&T, K mart Corporation and Time Warner Inc.; GEORGE PUTNAM, III,* President, New Generation Research, Inc.; A.J.C. SMITH,* Chairman, Chief Executive Officer and Director, Marsh & McLennan Companies, Inc.; and W. NICHOLAS THORNDIKE, Director of various corporations and charitable organizations, including Providence Journal Co. Also, Trustee and President, Massachusetts General
Hospital and Trustee of Eastern Utilities Associates.     The
Funds' Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are "interested persons" of the
   Funds,     Putnam         Management or Putnam Mutual Funds.

ABOUT YOUR INVESTMENT

   ALTERNATIVE SALES ARRANGEMENTS

THE INCOME FUND

The Income Fund offers investors two classes of shares which bear sales charges in different forms and amounts and which bear different levels of expenses:

CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million which are subject to a contingent deferred sales charge).
Certain purchases of Class A shares qualify for reduced sales charges. Class A shares currently bear a 12b-1 fee at the annual rate of 0.20% of the Income Fund's average net assets attributable to Class A shares. See "How to buy shares -- The Income Fund -- Class A shares."

CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years. Class B shares also bear a higher 12b-1 fee than Class A shares, currently at the annual rate of 0.85% of the Fund's average net assets attributable to Class B shares. Class B shares will automatically convert into Class A shares, based on relative net asset value, approximately eight years after purchase. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion) will have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. See "How to buy shares --The Income Fund -- Class B shares."

WHICH ARRANGEMENT IS BETTER FOR YOU? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge might consider Class B shares. Orders for Class B shares for $250,000 or more will be treated as orders for Class A shares or declined. For more information about these sales arrangements, consult your investment dealer or Putnam Investor Services.
Sales personnel may receive different compensation depending on which class of shares they sell. Shares may only be exchanged for shares of the same class of another Putnam fund. See "How to exchange shares."

THE MONEY MARKET FUND

The Money Market Fund offers its shares at a price of $1.00 per share, without a sales charge, although the Money Market Fund pays certain distribution expenses. See "How to buy shares --The
Money Market Fund."

HOW TO BUY SHARES

THE INCOME FUND

You can open an Income Fund account with as little as $500 and make additional investments at any time with as little as $50. You can buy Income Fund shares three ways - through most investment dealers, through Putnam Mutual Funds (at 1-800-225-
1581), or through a systematic investment plan. If you do not have a dealer, Putnam Mutual Funds can refer you to one.

BUYING SHARES THROUGH PUTNAM MUTUAL FUNDS. Complete an order form and return it with a check payable to Putnam New York Tax Exempt Income Fund to Putnam Mutual Funds, which will act as your agent in purchasing shares through your designated investment dealer.

BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $25 or more per month through automatic deductions from your bank checking account. Application forms are available from your investment dealer or through Putnam Investor Services.

Shares are sold at the public offering price based on the net asset value next determined after Putnam Investor Services receives your order. In most cases, in order to receive that day's public offering price, Putnam Investor Services must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must receive your order before the close of
regular trading on the New York Stock Exchange         to receive
that day's public offering price.

        CLASS A SHARES   .              The public offering price
of Class A shares is the net asset value plus a sales charge.
The    Fund receives the net asset value.  The     sales charge
varies depending on the size of your purchase    and is allocated
between your investment dealer and Putnam Mutual Funds    .  The
current sales charges are:


                                                 SALES CHARGE              AMOUNT OF
                                          AS A PERCENTAGE OF   :         SALES CHARGE
                                             ------------------   ---      REALLOWED
                                               NET                        TO DEALERS
     AMOUNT OF TRANSACTION                   AMOUNT       OFFERING      AS A PERCENTAGE
       AT OFFERING PRICE                    INVESTED        PRICE         OF OFFERING
PRICE   *
---------------------------------------------------------------------------------------
             Less than     $   25,000         4.99%         4.75%            4.50%
$    25,000  but less than    100,000         4.71          4.50             4.25
    100,000  but less than    250,000         3.90          3.75             3.50
    250,000  but less than    500,000         3.09          3.00             2.75
    500,000  but less than  1,000,000         2.04          2.00             1.85
----------------------------------------------------------------------------------------
/TABLE

   *
      At the discretion of Putnam Mutual Funds, however, the entire sales charge may at times be reallowed to dealers. The Staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

   There is no initial sales charge on purchases of Class A shares of $1 million or more. However, a contingent deferred sales charge ("CDSC") of 1.00% or 0.50%, respectively, is imposed on redemptions of such shares within the first or second year after purchase, based on the lower of the shares' cost and current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In addition, shares purchased by certain investors investing $1 million or more that have made arrangements with Putnam Mutual Funds and whose dealer of record waived the commission described in the next paragraph are not subject to the CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. Putnam Mutual Funds receives the entire amount of any CDSC you pay. See the Statement of Additional Information for more information about the CDSC.

Except as stated below, Putnam Mutual Funds pays investment dealers of record commissions on sales of Class A shares of $1 million or more based on an investor's cumulative purchases during consecutive one-year periods beginning with the date of the initial purchase at net asset value. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter. On sales at net asset value to a participant-directed qualified retirement plan initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates (including a plan sponsored by an employer with more than 750 employees), Putnam Mutual Funds pays commissions on cumulative purchases during the life of the account at the rate of 1.00% of the amount under $3 million and 0.50% thereafter. On sales at net asset value to all other participant-directed qualified retirement plans, Putnam Mutual Funds pays commissions on the initial investment and on subsequent net quarterly sales at the rate of 0.15%.

YOU MAY BE ELIGIBLE TO BUY CLASS A INCOME FUND SHARES AT REDUCED SALES CHARGES. Consult your investment dealer or Putnam Mutual Funds for details about Putnam's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Group Sales
Plan,         Employee Benefit Plans and other plans.
Descriptions are also included in the order form and in the Statement of Additional Information. Shares may be sold at net
asset value to certain categories of investors   , and the CDSC
may be waived under certain circumstances    .  See "How to buy
shares -- General" below.

        CLASS B SHARES   .      Class B shares         are sold
without an initial sales charge, although a    CDSC     will be
imposed if you redeem shares within six years of purchase.  The
following types of shares may be redeemed without charge    at
any time    :  (i) shares acquired by reinvestment of
distributions and (ii) shares otherwise exempt from the
   CDSC    , as described below.  Subject to the foregoing
exclusions, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost
of the    share     being redeemed.     Therefore, when a shares
is redeemed, any increase in     value above the initial purchase
price    is not subject to any CDSC    .  The amount of the
   CDSC     will depend on the number of years since you invested
and the dollar amount being redeemed, according to the following table:

                                        CONTINGENT DEFERRED
                                         SALES CHARGE AS A
                                           PERCENTAGE OF
   YEARS     SINCE PURCHASE                DOLLAR AMOUNT
    PAYMENT MADE                         SUBJECT TO CHARGE
   -------------------                -------------------

         0-1 . . . . . . . . . . . . . . . . . 5.0%
         1-2 . . . . . . . . . . . . . . . . . 4.0%
         2-3 . . . . . . . . . . . . . . . . . 3.0%
         3-4 . . . . . . . . . . . . . . . . . 3.0%
         4-5 . . . . . . . . . . . . . . . . . 2.0%
         5-6 . . . . . . . . . . . . . . . . . 1.0%
  6 and thereafter . . . . . . . . . . . . . . NONE

In determining whether a    CDSC     is payable on any
redemption, the         Fund will first redeem shares not subject
to any charge, and then shares held         longest during the
six-year period.     For information on how sales charges are
calculated if you exchange your shares, see "How to exchange shares." Putnam Mutual Funds receives the entire amount of any CDSC you pay.

CONVERSION OF CLASS B SHARES. Class B shares will automatically convert into Class A shares at the end of the month eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Putnam fund will convert into Class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.



GENERAL

The Income Fund may         sell Class A and Class B shares at
net asset value without an initial sales charge or a    CDSC to
the Fund's     current and retired Trustees (and their families),
current and retired employees (and their families) of Putnam
        Management and affiliates, registered representatives and
other employees (and their families) of broker   -    dealers
having sales agreements with Putnam Mutual Funds, employees (and their families) of financial institutions having sales agreements with Putnam Mutual Funds (or otherwise having an arrangement with
a broker   -    dealer or financial institution with respect to
sales of Fund shares), financial institution trust departments investing an aggregate of $1 million or more in Putnam funds,
clients of certain administrators of tax   -    qualified plans,
employee benefit plans of companies with more than 750 employees,
tax   -    qualified plans when proceeds from repayments of loans
to participants are invested (or reinvested) in Putnam funds,
   "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain
standards established by Putnam  Mutual Funds,     and investors
meeting certain requirements who sold shares of certain Putnam
closed   -    end funds pursuant to a tender offer by the
closed   -    end fund.  In addition, the Income Fund may sell
shares at net asset value without an initial sales charge or a
   CDSC     in connection with the acquisition by the Income Fund
of assets of an investment company or personal holding company,
and the    CDSC     will be waived on redemptions of
shares arising out of death or disability or in connection with
certain withdrawals from IRA or other retirement plans.     Up to
12% of the value of Class B shares subject to a Systematic Withdrawal Plan may also be redeemed each year without a
CDSC.      See the Statement of Additional Information.

Shareholders of other Putnam funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Income Fund at net asset value.

If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Income Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date.

To eliminate the need for safekeeping, the Income Fund will not issue certificates for your shares unless you request them.
        Putnam Mutual Funds may, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. In some instances, these incentives or payments may be offered only to certain dealers who
have sold or  may sell significant amounts of shares    .
Certain     dealers    may not sell all classes of shares.

THE MONEY MARKET FUND

The Money Market Fund continuously offers its shares at a price of $1.00 per share. You can open an account for $1,000 or more and make additional investments at any time for as little as
$100.  You can buy Money Market Fund shares three ways    -
by mail, by wire, or through most investment dealers. There are no sales charges on the sales of Money Market Fund shares, although the Money Market Fund pays certain distribution expenses described below.

Because the Money Market Fund seeks to be fully invested at all times, investments must be in Same Day Funds to be accepted.
Same Day Funds are monies credited to the account of the    Money
Market     Fund's designated bank by the Federal Reserve Bank of
Boston. When payment in Same Day Funds is available to the Money Market Fund prior to the close of regular trading on the New York Stock Exchange, the Money Market Fund will accept the order to purchase shares that day.

If you are considering redeeming shares or transferring shares to another person shortly after purchase, you should pay for those shares with wired Same Day Funds or a certified check to avoid any delay in redemption or transfer. Otherwise, the Money Market Fund may delay payment for shares until the purchase price of those shares has been collected or, if you redeem by check, telephone or Telex, until 15 calendar days after the purchase date.

After you make your initial investment in the Money Market Fund, Putnam Investor Services will establish an Investing Account for you on the Money Market Fund's records. This account is a complete record of all transactions between you and the Money Market Fund, which at all times shows the balance of shares you own. The Money Market Fund will not issue share certificates.

BUYING SHARES BY MAIL. Complete the order form and send it to Putnam Investor Services with your check, Federal Reserve Draft or other negotiable bank draft drawn on a U.S. bank and payable in U.S. dollars to the order of Putnam New York Tax Exempt Money
Market Fund.  If you pay by check or draft, the    Money
Market     Fund's designated bank will make Same Day Funds
available to the Money Market Fund, and the Money Market Fund will accept the order, on the first business day after receipt of your check or draft. If you pay by Federal Reserve Draft, the Money Market Fund will accept the order the day it is received provided it is received before the close of regular trading on
the New York Stock Exchange    .

BUYING SHARES BY WIRE.  You may invest in the Money Market Fund
by bank wire transfer of Same Day Funds to the    Money
Market     Fund's designated bank.  For wiring instructions, see
the order form.

Any commercial bank can transfer Same Day Funds by wire. Wired funds received by the Money Market Fund's designated bank by 3:00 p.m. Boston time are normally accepted for investment on the day received. To be sure that a bank wire order is accepted on the same day it is sent, your bank should wire funds as early in the day as possible. Your bank may charge for sending Same
Day Funds on your behalf.  The    Money Market     Fund's
designated bank presently does not charge you for receipt of wired Same Day Funds, but reserves the right to charge for this service.

BUYING SHARES THROUGH INVESTMENT DEALERS. You may, if you wish, purchase shares of the Money Market Fund through investment dealers, which may charge a fee for their services. Most investment dealers have a sales agreement with Putnam Mutual Funds and will be glad to accept your order. If you do not have a dealer, Putnam Mutual Funds can refer you to one. Investment dealers must follow the instructions in the order form.

DISTRIBUTION PLANS

THE INCOME FUND'S CLASS A DISTRIBUTION PLAN. The purpose of the Class A Plan is to permit the Income Fund to compensate Putnam Mutual Funds for services provided and expenses incurred by it in promoting the sale of Class A shares of the Fund, reducing redemptions, or maintaining or improving services provided to shareholders by Putnam Mutual Funds or dealers. The Class A Plan provides for payments by the Income Fund to Putnam Mutual Funds at the annual rate of up to 0.35% of the Income Fund's average net assets attributable to Class A shares, subject to the authority of the Income Fund's Trustees to reduce the amount of payments or to suspend the Class A Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the specific purposes for which they are made shall be determined by the Trustees of the Income Fund. At present, the Income Fund's Trustees have approved payments under the Class A Plan at the annual rate of 0.20% of the Fund's average net assets attributable to Class A shares for the purpose of compensating Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of the Income Fund's Class A shares, including payments made by it to dealers under the Service Agreements referred to below. Should the Income Fund's Trustees decide in the future to approve payments in excess of this amount, shareholders will be notified and this Prospectus will be revised.

In order to compensate investment dealers (including, for this purpose, certain financial institutions) for services provided in connection with sales of Class A shares and the maintenance of shareholder accounts, Putnam Mutual Funds makes quarterly payments to qualifying dealers based on the average net asset value of Class A shares of the Income Fund which are attributable to shareholders for whom the dealers are designated as the dealer
of record.     This calculation excludes until one year after
purchase shares purchased at net asset value after March 31, 1994 by shareholders investing $1 million or more and by participant-directed qualified retirement plans sponsored by employers with more than 750 employees ("NAV Shares"), except for shares owned by certain investors investing $1 million or more that have made arrangements with Putnam Mutual Funds and whose dealer of record
waived the sales commission.  Except as stated below,     Putnam
Mutual Funds makes such payments at the annual rate of 0.15% of such average net asset value for Class A shares outstanding as of December 31, 1992 and 0.20% of the average net asset value of shares acquired after that date (including shares acquired
through reinvestment of distributions).     For participant-
directed qualified retirement plans initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates, Putnam Mutual Funds' payments to qualifying dealers on NAV Shares are 100% of the rate stated above if average plan assets in Putnam funds (excluding money market funds) during the quarter are less than $20 million, 60% of the stated rate if average plan assets are at least $20 million but less than $30 million, and 40% of the stated rate if average plan assets are $30 million or more. For all other participant-directed qualified retirement plans purchasing NAV
Shares,     Putnam Mutual Funds    makes quarterly     payments
   to qualifying dealers at the annual rate of 0.10% of the average net asset value of such shares.

THE INCOME FUND'S CLASS B DISTRIBUTION PLAN. The Class B Plan provides for payments by the Income Fund to Putnam Mutual Funds at the annual rate of up to 1.00% of the Income Fund's average net assets attributable to Class B shares, subject to the authority of the Trustees to reduce the amount of payments or to suspend the Class B Plan for such periods as they may determine. The Trustees currently limit payments under the Class B Plan to 0.85% of such assets. Should the Trustees decide in the future to approve payments in excess of this amount, shareholders will be notified and this Prospectus will be revised. Putnam Mutual
Funds also receives the proceeds of any    CDSC     imposed on
redemptions of shares.

Although Class B shares are sold without an initial sales charge, Putnam Mutual Funds pays a sales commission equal to 4.00% of the amount invested (including a prepaid service fee of 0.20% of the amount invested) to dealers who sell Class B
shares   .  These commissions are not paid on     exchanges from
other Putnam funds and sales to investors exempt from the
   CDSC. In addition, in order to further compensate dealers (including, for this purpose, certain financial institutions) for services provided in connection with sales of Class B shares and the maintenance of shareholder accounts, Putnam Mutual Funds makes quarterly payments to qualifying dealers based on the average net asset value of Class B shares which are attributable to shareholders for whom the dealers are designated as the dealer of record , except for the first year's service fees, which are
prepaid as described above    .  Putnam Mutual Funds makes such
        payments at         an annual rate of 0.20% of
   such     average net asset value of such shares.

   GENERAL.      Putnam Mutual Funds may suspend or modify
   the     payments    made to dealers described above, and
such     payments are subject to the continuation of the
   relevant     Plan described above    ,     the terms of
Service Agreements between dealers and Putnam Mutual Funds   ,
and any applicable limits imposed by the National Association of
Securities Dealers, Inc    .

THE MONEY MARKET FUND'S DISTRIBUTION PLAN. The purpose of the Plan is to permit the Money Market Fund to compensate Putnam Mutual Funds for services provided and expenses incurred by it in promoting the sale of shares of the Money Market Fund, reducing redemptions, or maintaining or improving services provided to shareholders by Putnam Mutual Funds or dealers. The Plan provides for payments by the Money Market Fund to Putnam Mutual Funds at the annual rate of up to 0.35% of the Money Market
Fund's average net assets   .  At present,     the Money Market
Fund's Trustees    have not authorized any     payments    under
the plan for the period beginning January 1, 1994.  Should
the Money Market Fund's Trustees         decide in the future to
approve payments        , shareholders will be notified and this
Prospectus will be revised.

   As an inducement to the sale     of shares of the Money Market
Fund        , Putnam Mutual    Fund     may from time to time pay
        dealers         not to exceed 0.15%        on certain
sales of Money Market Fund shares.

HOW TO SELL SHARES

THE INCOME FUND

You can sell your shares to the Income Fund any day the New York
Stock Exchange is open, either directly to the Income Fund or through your investment dealer. The Income Fund will only repurchase shares for which it has received payment.

SELLING SHARES DIRECTLY TO THE INCOME FUND. Send a signed letter of instruction or stock power form to Putnam Investor Services, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Income Fund receives your request in proper
form less any applicable    CDSC    .  In order to receive that
day's net asset value, Putnam Investor Services must receive your request before the close of regular trading on the New York Stock Exchange. If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their
legal representatives must be guaranteed by a bank,     broker-
dealer     or certain other financial institutions.  See the
Statement of Additional Information for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Putnam Investor Services and many commercial banks. If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, a signature guarantee is required. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

THE INCOME FUND GENERALLY SENDS YOU PAYMENT FOR YOUR SHARES THE BUSINESS DAY AFTER YOUR REQUEST IS RECEIVED. Under unusual circumstances, the Income Fund may suspend repurchases, or postpone payment for more than seven days, as permitted by federal securities law.

You may use Putnam's Telephone Redemption Privilege to redeem shares valued up to $100,000 from your account unless you have notified Putnam Investor Services of an address change within the
preceding 15 days.     Unless an investor indicates otherwise on
the Account Application, Putnam Investor Services will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Putnam Investor Services with his or her account registration and address as it appears on Putnam Investor Services' records. Putnam Investor Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Putnam Investor Services may be liable for any losses due to
unauthorized or fraudulent instructions.      For information,
consult Putnam Investor Services. During periods of unusual market changes and shareholder activity, you may experience delays in contacting Putnam Investor Services by telephone in which case you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege is not available if you were issued certificates for your shares which remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

SELLING SHARES THROUGH YOUR INVESTMENT DEALER. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange and transmit it to Putnam Mutual Funds before 5 p.m. Boston time to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Putnam Investor Services, and may charge for its services.



THE MONEY MARKET FUND

You can sell your shares to the Money Market Fund any day the New York Stock Exchange is open, by check, by telephone or Telex, by mail or through your investment dealer. The Money Market Fund must receive your properly completed application before you may sell shares; certain methods require additional documentation (see below). To enable shareholders to earn daily dividends as long as possible, the Money Market Fund has arranged the following methods of selling shares:

SELLING SHARES BY CHECK. If you would like to use the Money Market Fund's CheckWriting Service, please mark the proper box on
the order form and complete the signature card    and, if
applicable, the resolution    .  When Putnam Investor Services
receives your properly completed order form   , card     and
resolution    , the         Fund will provide you with checks
drawn on the          Fund's designated bank.  These checks may
be made payable to the order of any person in the amount of $500 or more. You will continue to earn dividends until the check
clears.  When a check is presented to the         Fund's
designated bank for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check.

Shareholders using Money Market Fund checks are subject to the
        Fund's designated bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. You should make sure that there are sufficient shares in your account to cover the amount of the check drawn. If there is an insufficient number of shares in the account, the check will be returned marked "insufficient funds" and no shares will be redeemed. Because dividends declared on shares held in your account or prior withdrawals may cause the value of your account to change, it is impossible to determine in advance your account's total value. Accordingly, you should not write a check for the entire value of your account or close your account by writing a check. Redemptions by check will be confirmed at least monthly.

SELLING SHARES BY TELEPHONE OR TELEX. If you would like to sell Money Market Fund shares by telephone or Telex with proceeds directed to your bank account, please mark the proper box on the
order form.  You may call toll   -    free
1   -    800   -    225   -    1581 or by Telex 94   -    0153.
On the following business day, the    amounts     withdrawn from
your account will either be mailed by check or wired in Same Day Funds to the bank account designated on your application. (To wire proceeds, the amount must be $1,000 or more and the designated bank must be a commercial bank within the United
States.)          You may change a designated bank account by
sending a written request to Putnam Investor Services with your
signature guaranteed by a bank, broker/dealer or    certain
other financial    institutions    .  See the Statement of
Additional Information for more information about    how     to
obtain a signature guarantee.

You may also use Putnam's Telephone Redemption Privilege to redeem shares valued up to $100,000 from your account unless you have notified Putnam Investor Services of an address change
within the preceding 15 days.     Unless an investor indicates
otherwise on the Account Application, Putnam Investor Services will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Putnam Investor Services with his or her account registration and address as it appears on Putnam Investor Services' records. Putnam Investor Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Putnam Investor Services may be liable for any losses due to unauthorized or fraudulent instructions.
For information, consult Putnam Investor Services. During periods of unusual market changes and shareholder activity, you may experience delays in contacting Putnam Investor Services by telephone, in which case you may wish to submit a written redemption request, as described below, or contact your investment dealer. The Telephone Redemption Privilege may be modified or terminated without notice.

SELLING SHARES BY MAIL. You may also sell shares of the Money Market Fund by sending a written withdrawal request to: Putnam Investor Services, Mailing address: P.O. Box 41203, Providence,
RI 02940-1203.     If you sell shares having a net asset value of
$100,000 or more, the signatures of registered owners or their
legal representatives must be     guaranteed by a bank,
broker-dealer     or    certain     other financial
   institutions    .  See the Statement of Additional Information
for more information about where to obtain a signature guarantee.

Putnam Investor Services may require additional documentation from shareholders which are corporations, partnerships, agents,
    trusts,     fiduciaries or surviving joint owners.
Corporations, partnerships, agents, trusts and fiduciary accounts must submit a completed resolution in proper form before selling shares by telephone or check. Resolution forms are available from Putnam Investor Services. If you are currently a shareholder and did not request the CheckWriting Service or telephone/Telex redemption privilege on your initial order form, you must first complete and return an authorization form, available from Putnam Investor Services. A shareholder may revoke authorization for CheckWriting Service or telephone/Telex redemption by written notice at any time, effective when Putnam Investor Services receives such notice.

The Money Market Fund reserves the right to terminate or modify the terms of the CheckWriting Service or telephone/Telex redemption privilege, or to charge shareholders for the use of these services at any time.

THE MONEY MARKET FUND GENERALLY SENDS YOU PAYMENT FOR YOUR
    SHARES THE BUSINESS DAY AFTER YOUR REQUEST IS RECEIVED.
Under unusual circumstances, the         Fund may suspend
repurchases, or postpone payment for more than seven days, as permitted by federal securities law.

HOW TO EXCHANGE SHARES

Shareholders of the Money Market Fund who received their shares in exchange for shares of another Putnam fund with a sales charge and shareholders of the Income Fund can exchange their shares for
shares of other Putnam funds         at net asset value beginning
15 days after purchase       .  Other shareholders of the Money
Market Fund may need to pay a sales charge which varies depending on the fund to which they exchange and the amount exchanged.
Shareholders     of the Money Market Fund    exchanging into
funds with more than one class of shares may exchange their
shares     only for Class A shares   .  Shareholders     of
        the    Income Fund may exchange their shares only for
shares of the same class.  If the     other    Putnam     fund
   offers     only one class of shares    , only     Class A
shares    may be exchanged for such class.  If you exchange
shares     subject to a    CDSC, the transaction     will not be
subject to    the     CDSC.  However,    when     you redeem
   the     shares     acquired through the exchange, the
redemption may be subject to the CDSC, depending on when you
originally purchased the shares and     using the schedule of any
fund into or from which you have exchanged your shares that would
result in your paying the highest CDSC    applicable to your
class of shares    .  For purposes of computing the CDSC, the
length of time you have owned your         shares will be
measured from the date of original purchase and will not be affected by the exchange.

    To exchange your shares, simply complete an Exchange Authorization Form and send it to Putnam Investor Services. Exchange Authorization Forms are available by calling or writing Putnam Investor Services. A Telephone Exchange Privilege is
currently available for amounts up to $500,000.     Putnam
Investor Services' procedures for telephonic transactions are
described above under "How to sell shares".      The Telephone
Exchange Privilege is not available if you were issued certificates of the Income Fund for shares which remain
outstanding.     For federal income tax purposes, an exchange is
treated as a sale of shares and may result in a capital gain or
loss.      Ask your investment dealer or Putnam Investor Services
for prospectuses of other Putnam funds. Shares of certain Putnam funds are not available to residents of all states.

    The    exchange privilege is not intended as a vehicle for
short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where the Trustees or Putnam Management believes doing so would be in the best interests of a Fund, each
Fund reserves     the right to    revise or terminate the
exchange privilege, limit the amount or number of exchanges or
reject any exchange    .  Shareholders would be notified of any
such    action to the extent required by law    .  Consult Putnam
Investor Services before requesting an exchange. See the Statement of Additional Information to find out more about the
   exchange privilege    .

HOW EACH FUND VALUES ITS SHARES

THE MONEY MARKET FUND CALCULATES THE NET ASSET VALUE OF A SHARE AND THE INCOME FUND CALCULATES THE NET ASSET VALUE OF A SHARE OF EACH CLASS BY DIVIDING THE TOTAL VALUE OF ITS ASSETS, LESS LIABILITIES, BY THE NUMBER OF ITS SHARES OUTSTANDING. SHARES ARE VALUED AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE EACH DAY THE EXCHANGE IS OPEN.

THE INCOME FUND. Tax-exempt securities (including New York Tax Exempt Securities) are stated on the basis of valuations provided by a pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Income Fund believes that reliable market quotations are generally not readily available for purposes of valuing its portfolio securities. As a result, it is likely that most of the valuations provided by such pricing service will be based upon fair value determined on the basis of the factors listed above. Non-tax-exempt securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

THE MONEY MARKET FUND. The Money Market Fund values its portfolio investments at amortized cost according to Securities and Exchange Commission Rule 2a-7. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION

THE INCOME FUND. The Income Fund declares all of its net interest income as a distribution on each day it is open for business. Net interest income consists of interest accrued on portfolio investments of the Income Fund, less accrued expenses, computed in each case since the most recent determination of net asset value. Normally, the Income Fund pays distributions of net interest income on the last business day of each month. The Income Fund will distribute at least annually all net realized capital gains, if any, after applying any available capital loss carryovers. Distributions paid by the Income Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher. You begin earning distributions on the business day that Putnam Mutual Funds receives payment for your shares.

THE MONEY MARKET FUND. The Money Market Fund determines its net income once each day the New York Stock Exchange is open, as of the close of the Exchange. Each determination of the Money Market Fund's net income includes (i) all accrued interest on portfolio investments of the Money Market Fund, (ii) plus or minus any realized and unrealized gains and losses on the Money Market Fund's investments, (iii) less all accrued expenses of the
Money Market Fund.  (The Money Market Fund    normally     will
not have unrealized losses so long as it values its investments by the amortized cost method.)

All of the net income of the Money Market Fund is declared each day that the Money Market Fund is open for business as a dividend to shareholders of record at the time of each declaration. Shareholders begin earning dividends on the day after the Money Market Fund accepts their orders. Each month's dividends will be paid on the tenth day of the next month (or, if that day is not a business day, on the next business day). Since the net income of the Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the Money Market Fund remains at $1.00 immediately after each determination and dividend declaration.

YOU CAN CHOOSE FROM A NUMBER OF DISTRIBUTION OPTIONS:   (1)
reinvest all distributions in additional Fund shares without a sales charge; (2) (INCOME FUND ONLY) receive distributions from net interest income in cash while reinvesting capital gains distributions in additional shares of the Fund without a sales charge; or (3) receive all distributions in cash. You can change your distribution option by notifying Putnam Investor Services in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions of the Income Fund not paid in cash will be reinvested in shares
of the class    on     which    the distribution is paid    .
You will receive a statement confirming reinvestment of distributions in additional Fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs.

   If a check representing a Fund distribution is not cashed within a specified period, Putnam Investor Services will notify you that you have the option of requesting another check or reinvesting the distribution in that Fund or in another Putnam fund. If Putnam Investor Services does not receive your election, the distribution will be reinvested in the Fund. Similarly, if correspondence sent by the Fund or Putnam Investor Services is returned as "undeliverable," Fund distributions will automatically be reinvested in the Fund or in another Putnam fund.

Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Fund will distribute substantially all of its ordinary income and
        capital    gain net income     on a current basis.

Distributions designated by a Fund as "exempt-interest dividends"
are not generally subject to federal income tax.     However, an
investment in either Fund may result in liability for federal alternative minimum tax, both for individual and corporate investors. See New York Tax Exempt Securities -- Alternative
minimum tax.      To the extent that exempt-interest dividends
are derived from interest on New York Tax Exempt Securities, such distributions will also be exempt from New York State and New York City personal income taxes. However, an investment in the Fund may result in liability for state and local taxes for individual shareholders subject to taxation by states other than New York State or cities outside of New York State because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on dividends received from the Fund. In addition, distributions derived from interest on tax exempt securities other than New York Tax Exempt Securities will be treated as taxable ordinary income for purposes of the New York
State and New York City personal income taxes.         Exempt-
interest dividends, including those derived from New York Tax Exempt Securities, are included in a corporation's net investment income for purposes of calculating such corporation's New York State corporate franchise tax and New York City general corporation tax and will be subject to such taxes to the extent that a corporation's net investment income is allocated to New York State and/or New York City.

   All or a portion of interest on indebtedness incurred or continued to purchase or carry Fund shares generally will not be deductible for federal or New York State and New York City personal income tax purposes.

If you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in either Fund may have on the taxation of your benefits.

   For     federal    income tax purposes, all             Fund
distributions other than exempt-interest dividends will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxable to you as such,
regardless of how long you have held your shares.     For New
York State and City personal income tax purposes, distributions of net long-term gains will be taxable at the same rates as
ordinary income.      Distributions will be taxable as described
above whether received in cash or in shares through the reinvestment of distributions.

Early in each year each Fund will notify you of the amount and tax status of distributions paid to you by that Fund for the preceding year.

Gain or loss realized upon the taxable disposition of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise as short-term capital gain or loss. However, if a shareholder receives one or more exempt-interest dividends with respect to a share that is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such exempt-interest dividend(s).

The foregoing is a summary of certain federal    ,     New York
State and    New York     City income tax consequences of
investing in a Fund. You should consult your tax adviser to determine the precise effect of an investment in a Fund on your particular tax situation (including possible liability for alternative minimum tax and state and local taxes).

ABOUT PUTNAM INVESTMENTS, INC.

PUTNAM         MANAGEMENT HAS BEEN MANAGING MUTUAL FUNDS SINCE
1937.
Putnam Mutual Funds is the principal underwriter of the Funds and of other Putnam funds. Putnam Fiduciary Trust Company is the
Fund's     custodian.  Putnam Investor Services, a division of
Putnam Fiduciary Trust Company, is the    Fund's     investor
servicing and transfer agent.

Putnam         Management, Putnam Mutual Funds, and Putnam
Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is wholly-owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

        PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND

One Post Office Square
Boston, MA 02109

FUND INFORMATION:
INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

INVESTOR SERVICING AGENT

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI  02940-1203

CUSTODIAN

Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA  02109

LEGAL COUNSEL

Ropes & Gray
One International Place
Boston, MA  02110

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand
One Post Office Square
Boston, MA  02109

   PUTNAMINVESTMENTS

       One Post Office Square
       Boston, Massachusetts 02109
       Toll-free 1-800-225-1581
             PUTNAM NEW YORK TAX EXEMPT INCOME FUND
          PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND
                            FORM N-1A
                             PART B

               STATEMENT OF ADDITIONAL INFORMATION
                      APRIL 1,    1994

     This Statement of Additional Information is not a Prospectus and is only authorized for distribution when accompanied or
preceded by the Prospectus of         Putnam New York Tax Exempt
Income Fund and         Putnam New York Tax Exempt Money Market
Fund (the "Funds") dated April 1,    1994, as revised from time
to time    .  This Statement contains information which may be
useful to investors but which is not included in the Prospectus. If the Funds have more than one form of current Prospectus, each reference to the Prospectus in this Statement shall include all the Funds' Prospectuses, unless otherwise noted. The Statement should be read together with the applicable Prospectus.
Investors may obtain a free copy of the applicable Prospectus from Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

     Part I of this Statement contains specific information about the Funds. Part II includes information about the Funds and the other Putnam funds.

                        TABLE OF CONTENTS

 PART I                                                  PAGE

 NEW YORK TAX EXEMPT SECURITIES. . . . . . . . . . . . . . . .I-3

 TAX-EXEMPT SECURITY RATINGS . . . . . . . . . . . . . . . . .I-6

 INVESTMENT RESTRICTIONS OF THE FUNDS. . . . . . . . . . . . .I-8

 FUND CHARGES AND EXPENSES . . . . . . . . . . . . . .I-   12

 AMORTIZED COST VALUATION AND DAILY DIVIDENDS (THE MONEY MARKET
 FUND) . . . . . . . . . . . . . . . . . . . . . . . . . . . I-15

 INVESTMENT PERFORMANCE OF THE FUNDS . . . . . . . . .I-   17

 EQUIVALENT YIELDS:  TAX-EXEMPT VERSUS TAXABLE SECURITIESI-   25

 ADDITIONAL OFFICERS OF THE FUNDS. . . . . . . . . . .I-   27

         INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS   I-28

 PART II

 MISCELLANEOUS INVESTMENT PRACTICES. . . . . . . . . . . . . II-1

 TAXES . . . . . . . . . . . . . . . . . . . . . . . II-   23

 MANAGEMENT OF THE FUND. . . . . . . . . . . . . . . II-   28

 DETERMINATION OF NET ASSET VALUE. . . . . . . . . . II-   37

 HOW TO BUY SHARES . . . . . . . . . . . . . . . . . II-   39

 DISTRIBUTION PLAN . . . . . . . . . . . . . . . . . II-   50

 INVESTOR SERVICES . . . . . . . . . . . . . . . . . II-   51

 SIGNATURE GUARANTEES. . . . . . . . . . . . . . . . II-   57

 SUSPENSION OF REDEMPTIONS . . . . . . . . . . . . . II-   57

 SHAREHOLDER LIABILITY . . . . . . . . . . . . . . . II-   58

 STANDARD PERFORMANCE MEASURES . . . . . . . . . . . II-   58

 COMPARISON OF PORTFOLIO PERFORMANCE . . . . . . . . II-   59

 DEFINITIONS . . . . . . . . . . . . . . . . . . . . II-   64

             PUTNAM NEW YORK TAX EXEMPT INCOME FUND
          PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND
               STATEMENT OF ADDITIONAL INFORMATION
                             PART I

NEW YORK TAX EXEMPT SECURITIES

     GENERAL DESCRIPTION. As used in the Prospectus and in this Statement, the term "New York Tax Exempt Securities"
   includes     debt obligations issued by the State of New York
and its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) the interest from which is, in the opinion of bond counsel, exempt from both federal income tax and New York State and City personal income taxes. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which New York Tax Exempt Securities may be issued include the refunding of outstanding obligations or obtaining funds for general operating expenses. Short-term New York Tax Exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts, or bond sales to finance such public purposes. In addition, certain types of "private activity" bonds may be issued by public
authorities to finance    such projects as     privately operated
housing facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal, student loans, or the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. Such obligations are included within the term New York Tax Exempt Securities if the interest paid thereon is, in the opinion of bond counsel,
exempt from federal income tax    (such interest may, however, be
subject to federal alternative minimum tax)     and New York
State and City personal income tax. Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may constitute New York Tax Exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues. New York Tax Exempt Securities also include short-term discount notes (tax-exempt commercial paper), which are promissory notes issued by municipalities to enhance their cash flows.

     PARTICIPATION INTERESTS. The Money Market Fund may invest in New York Tax Exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on New York Tax Exempt Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on the certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related New York Tax Exempt Securities will be exempt from federal income tax to the same extent as interest on the New York Tax Exempt Securities. The Money Market Fund may also invest in New York Tax Exempt Securities by purchasing from banks participation interests in all or part of specific holdings of New York Tax Exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Money Market Fund in connection with the arrangement. The Money Market Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on New York Tax Exempt Securities in which it holds such participation interests is exempt from federal income tax. The Money Market Fund does not expect to invest more than 5% of its assets in participation interests.

     STAND-BY COMMITMENTS.  When    a     Fund purchases New York
Tax Exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those New York Tax Exempt Securities. A stand-by commitment may be considered a security independent of the New York Tax Exempt Security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying New York Tax Exempt Security
to a third party at any time.  The    Funds expect     that
stand-by commitments generally will be available without the
payment of direct or indirect consideration.  The    Funds do
not expect to assign any value to stand-by commitments.

     YIELDS. The yields on New York Tax Exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the New York Tax Exempt Security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of
Moody's    Investors Service, Inc.     and Standard & Poor's
   Corporation     represent their opinions as to the quality of
the New York Tax Exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, New York Tax Exempt Securities with the same maturity and interest rate
   but     with different ratings may have the same yield.  Yield
disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement
of interest rates, due to such factors    such     as changes in
the overall demand or supply of various types of New York Tax Exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by a Fund, an issue of New York Tax Exempt Securities or other investments may cease to be rated or its rating may be reduced below the minimum rating required
for purchase by    that     Fund.  Neither event will require the
elimination of an investment from the Fund's portfolio, but Putnam Management will consider such an event in its determination of whether a Fund should continue to hold an investment in its portfolio.

     "MORAL OBLIGATION" BONDS. Neither Fund currently intends to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for
investments by    that     Fund.

     ADDITIONAL RISKS. Securities in which the Funds may invest, including New York Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the New York legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their New York Tax Exempt Securities may be materially affected.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations
issued by states and their political subdivisions.     Federal
tax laws limit     the types and amounts of tax-exempt bonds
issuable for certain purposes, especially industrial development bonds and other types of so-called "private activity bonds."
Such limits may affect the future supply and yields of these types of New York Tax Exempt Securities. Further proposals limiting the issuance of tax-exempt bonds may well be introduced in the future. If it appeared that the availability of New York Tax Exempt Securities for investment by a Fund and the value of the Fund's portfolio could be materially affected by such changes in law, the Trustees of the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or its dissolution.

TAX-EXEMPT SECURITY RATINGS

The ratings services' descriptions of the tax-exempt securities in which the Funds will invest are:

MOODY'S INVESTORS SERVICE, INC.

BONDS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

*A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

*Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

*Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NOTES

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

COMMERCIAL PAPER

Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

            --
              Leading     market positions in well established
              industries   .
         --   High     rates of return on funds employed   .
         --   Conservative     capitalization structures with
              moderate reliance on debt and ample asset
              protection   .
         --   Broad     margins in earnings coverage of fixed
              financial charges and high internal cash generation
                 .
         --   Well-    established access to a range of financial
              markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

BONDS

AAA -- Debt rated AAA has the highest rating assigned by Standard
& Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

*A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

*BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

*BB -- Debt rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NOTES

SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

*Applies only to the Income Fund.

INVESTMENT RESTRICTIONS OF THE FUNDS

         AS FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH FUND, WHICH MAY NOT BE CHANGED WITHOUT A VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THAT FUND, THE FUND MAY NOT AND WILL NOT TAKE ANY OF THE FOLLOWING ACTIONS WITH RESPECT TO SUCH
FUND:

         (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

         (2) (The Income Fund only) Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 10% of its total assets (taken at the lower of cost or current value) in connection with borrowings permitted by restriction 1 above
(relating to permitted bank borrowings).

         (3) (The Money Market Fund only) Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 10% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction 1 above (relating to permitted bank borrowings). For the purposes of this restriction, collateral arrangements with respect to margin for financial futures contracts or options are not deemed to be a pledge of assets.

         (4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, but it may make margin payments in connection with financial futures contracts or related options.

         (5) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

         (6) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

         (7) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

         (8) Purchase or sell commodities or commodity contracts except financial futures contracts and related options.

         (9) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

         (10) Invest in securities of any issuer if, to the knowledge of the Fund, officers and Trustees of the Fund and officers and directors of Putnam Management who beneficially own more than 0.5% of the securities of that issuer together own more than 5%.

         (11) Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund taken at current value would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies or instrumentalities or to New York Tax Exempt Securities.

         (12) Purchase securities which are restricted as to resale, if, as a result, such investments would exceed 15% of the value of the Fund's net assets, excluding restricted securities that have been determined by the Trustees of the Fund (or the person designated by them to make such determinations) to be readily marketable.

         (13) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or New York Tax Exempt Securities, except obligations backed only by the assets and revenues of nongovernmental issuers) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

         (14) Acquire more than 10% of the voting securities of any issuer.

         (15) Issue any class of securities which is senior to the Fund's shares of beneficial interest.

IT IS CONTRARY TO THE PRESENT POLICY OF EACH FUND, WHICH POLICY
MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL, TO:

         (1) Invest in securities of registered open-end investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

         (2) Engage in puts, calls, straddles, spreads or any combination thereof, except that the Fund may buy and sell call and put options (and any combination thereof) on securities, on financial futures contracts and on securities indices; in connection with the purchase of fixed-income securities, however, the Fund may acquire attached warrants or other rights to subscribe for securities of companies issuing such fixed-income securities or securities of parents or subsidiaries of such companies. (The Fund's investment policies do not currently permit it to exercise warrants or rights with respect to equity securities.)

         (3) Invest in securities of any issuer if the party responsible for payment, together with any predecessor, has been in operation for less than three years, and, as a result of the investment, the aggregate of such investments would exceed 5% of the value of the Fund's net assets; provided, however, that this restriction shall not apply to any obligation of the United States or its agencies or for the payment of which is pledged the faith, credit and taxing power of any person authorized to issue New York Tax Exempt Securities.

         (4) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

         (5) Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c) above.

     Although certain of each Fund's fundamental investment restrictions permit a Fund to borrow money to a limited extent, the Funds do not currently intend to do so and did not do so last year. The Money Market Fund has no present intention of engaging in options or futures transactions and the Income Fund has no present intention of selling options, as addressed in fundamental investment restrictions 3, 4 and 8 and non-fundamental investment restriction 2.

                           ----------

     All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

     The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Funds means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

FUND CHARGES AND EXPENSES

THE INCOME FUND

MANAGEMENT FEES

     Under a Management Contract dated July 11, 1991, the Income Fund pays a quarterly fee to Putnam Management based on the average net assets of the Income Fund, as determined at the close of each business day during the quarter, at an annual rate of 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40%
of any amount over $1.5 billion.  For its         1991    ,
1992    and 1993     fiscal years, pursuant to the Management
Contract (and a management contract in effect prior to July 11,
1991 under which the management    fee     payable to Putnam
Management    was     paid at the rate of 0.60% of the first $100
million of average net assets, 0.50% of the next $100 million, 0.40% of the next $300 million, 0.35% of the next $2.0
billion        and 0.325% of any amount over $2.5 billion), the
Income Fund incurred fees of         $6,662,019    ,
$8,946,558    and $10,741,863    , respectively.

BROKERAGE COMMISSIONS

     Most purchases and sales of portfolio investments are with underwriters of or dealers in New York Tax Exempt Securities and other tax-exempt securities, acting as principal. Accordingly, the Income Fund will not ordinarily pay significant brokerage commissions. During fiscal 1991, the Income Fund incurred no brokerage commissions on agency transactions. During fiscal
        1992    and 1993    , the Income Fund incurred
$67,325    and $589,005     in brokerage commissions on agency
transactions.  In fiscal         1991     ,     1992    and
1993    , the Income Fund incurred underwriting commissions
aggregating         $3,163,949    ,     $2,068,111    and
$3,193,325     , respectively, on underwritten transactions.  In
fiscal    1993    , Putnam Management, on behalf of the Income
Fund, placed agency and underwritten transactions having an
approximate aggregate dollar value of    $65,563,305 (13.36%
of the Income Fund's agency and underwritten transactions, on
which approximately    $505,438     of commissions were paid)
with brokers and dealers    to recognize     research,
statistical and quotation services Putnam Management considered to be particularly useful to it and its affiliates.

ADMINISTRATIVE EXPENSE REIMBURSEMENT

     The Income Fund reimbursed Putnam Management    $38,655
for administrative services in fiscal    1993,     including
   $34,396     for the compensation of certain officers of the
Income Fund and their staff and contributions to    the
Putnam    Investments, Inc.     Profit Sharing    Retirement
Plan for their benefit.

TRUSTEE FEES

     Each Trustee of the Income Fund receives an annual fee of $3,080 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings. The Income Fund incurred Trustees' fees aggregating
   $47,740     in fiscal    1993    .

OWNERSHIP OF INCOME FUND SHARES

     At December 31,    1993    , the officers and Trustees of
the Income Fund as a group owned less than 1% of the outstanding shares of either class of the Income Fund, and to the knowledge of the Income Fund no person owned of record or beneficially 5%
or more of the shares    of either class     of the Income Fund,
except that Merrill Lynch, Pierce, Fenner & Smith, Inc.,    4000
Deer Lake Drive E., Jacksonville, FL 32246-6484    , owned of
record     12.6%     of the    Class A     shares    and owned
6.8%     of the    Class B shares    .

CLASS A SALES CHARGES    ,     CONTINGENT DEFERRED SALES CHARGES
   AND
   12B-1 FEES

     During fiscal         1991    ,     1992    and 1993    ,
Putnam Mutual Funds received         $10,093,261    ,
$12,369,841    and $11,303,898    , respectively, in sales
charges on sales of Class A shares of the Income Fund, of which
it retained         $625,524    ,     $800,342    and
$634,632    , respectively, after allowance of dealer
concessions.  During fiscal         1991, Putnam Mutual Funds did
not receive any contingent deferred sales charges    upon
redemptions of Class A shares.  During fiscal 1992    and
1993    , Putnam Mutual Funds received $3,853    and $4,188,
respectively,     in contingent deferred sales charges
   upon     redemptions of Class A shares of the Income Fund.
   During fiscal 1993, the Fund incurred $4,027,835 in 12b-1 fees to Putnam Mutual Funds pursuant to the Fund's Class A Distribution Plan.

CLASS B CONTINGENT DEFERRED SALES CHARGES AND 12B-1 FEES

     During fiscal 1993, Putnam Mutual Funds received $152,891
in contingent deferred sales charges upon redemptions of
Class B shares    of the Fund.  During fiscal 1993, the Fund
incurred $601,037 in 12b-1 fees to Putnam Mutual Funds pursuant
to the Fund's Class B Distribution Plan    .

INVESTOR SERVICING         AND CUSTODY FEES AND EXPENSES

     During the    1993     fiscal year, the Income Fund
incurred     $1,680,720     in fees and out-of-pocket expenses
for investor servicing and custody services provided by Putnam
Fiduciary Trust Company.

THE MONEY MARKET FUND

MANAGEMENT FEES

     Under a Management Contract dated July 9, 1992, the Money Market Fund pays a quarterly fee to Putnam Management based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at an annual rate of 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million and 0.25% of
any amount over $1.5 billion.  For its         1991    ,     1992
   and 1993     fiscal years, pursuant to the Management Contract
(and a management contract in effect prior to July 9, 1992 under which the fee payable to Putnam Management was paid at the rate of 0.55% of average net assets), the Money Market Fund incurred
fees of         $142,572    ,     $167,369    and $241,921    ,
respectively (reflecting a reduction during fiscal         1991
and 1992 of         $221,992 and $151,327, respectively, pursuant
to an expense limitation then in effect).

BROKERAGE COMMISSIONS

     It is anticipated that most purchases and sales of
portfolio investments will be with the issuer or with major dealers in New York tax-exempt money market instruments acting as principal. Accordingly, it is not anticipated that the Money Market Fund will pay significant brokerage commissions. The Money Market Fund incurred no brokerage commissions on agency
transactions in fiscal         1991    ,     1992    and
1993    .  In underwritten offerings, the price paid by the Money
Market Fund includes a disclosed, fixed commission or discount retained by the underwriter. There is generally no stated commission in the case of securities purchased from or sold to dealers, but the prices of such securities usually include an undisclosed dealer's mark-up or mark-down. The Money Market Fund incurred no underwriting commissions on underwritten transactions
in fiscal         1991    ,     1992    and 1993    .

ADMINISTRATIVE EXPENSE REIMBURSEMENT

     The Money Market Fund reimbursed Putnam Management
   $3,851     for administrative services in fiscal    1993,
including    $3,427     for the compensation of certain officers
of the Fund and their staff and contributions to    the
Putnam    Investments, Inc.     Profit Sharing    Retirement
Plan for their benefit.

QUALIFICATION AND REGISTRATION FEES

     The Money Market Fund pays all fees for its qualification or registration as an issuer or broker-dealer or for registration of its shares in states in connection with such qualifications or registrations.

TRUSTEE FEES

     Each Trustee of the Money Market Fund receives an annual
fee of    $410     and an additional fee for each Trustees'
meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings. The Money Market Fund incurred Trustees' fees
aggregating     $5,415     in fiscal    1993    .

OWNERSHIP OF MONEY MARKET FUND SHARES

     At December 31,    1993     the officers and Trustees of
the Money Market Fund as a group owned    551,708 (1.03%)     of
the outstanding shares of the Money Market Fund, and to the knowledge of the Money Market Fund no person owned of record or beneficially 5% or more of the shares of the Money Market Fund.

SALES CHARGES AND 12B-1 FEES

     Shares are distributed directly by the Money Market Fund through Putnam Mutual Funds, which acts as principal underwriter
for the Money Market Fund.  During fiscal    1991 Putnam Mutual
Funds did not receive any contingent deferred sales charges upon
redemptions of shares of     the Money Market Fund    .  During
fiscal 1992 and 1993, Putnam Mutual Funds received $847 and
$824    , respectively,    in contingent deferred sales charges
upon redemptions of shares of the Money Market Fund.  During
fiscal 1993 the Money Market Fund incurred $56,108     in 12b-1
fees to Putnam Mutual Funds pursuant to the Fund's Distribution
Plan.

INVESTOR SERVICING         AND CUSTODY FEES AND EXPENSES

     During the    1993     fiscal year, the Money Market Fund
incurred    $122,345     in fees and out-of-pocket expenses for
investor servicing and custody services provided by Putnam
Fiduciary Trust Company.

AMORTIZED COST VALUATION AND DAILY DIVIDENDS (THE MONEY MARKET
FUND)

     The valuation of the Money Market Fund's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Money Market Fund would receive if the instruments were sold. Consequently, in the absence of circumstances described below, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not be reflected either in the computation of net asset value of the Money Market Fund's portfolio or in the daily computation of net income. Under the procedures adopted by the Trustees, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less from the time of investment and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures will include review of the Money Market Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Money Market Fund's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

     Since the net income of the Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the Money Market Fund normally remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Money Market Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Money Market Fund in the shareholder's account on the tenth day of the next month (or, if that day is not a business day, on the next business day). It is expected that the Money Market Fund's net income will be positive each time it is determined. However, if because an unexecuted liability must be accrued or a loss realized or for any other reason the net income of the Money Market Fund determined at any time is a negative amount, each shareholder's pro rata share of such negative amount will constitute a liability of the shareholder to the Money Market Fund. Any such liability will be paid at such times and in such manner as the Trustees may determine by reducing the amount of such shareholder's accrued dividend account, by reducing the number of shares in a shareholder's account, or otherwise.

INVESTMENT PERFORMANCE OF THE FUNDS

STANDARD PERFORMANCE MEASURES

THE INCOME FUND

     The tax-exempt yield for         the thirty-day period
ended November 30,    1993 for Class A shares was 4.73%    .  A
Class A shareholder in a    46.88%     combined federal/New York
State/New York City tax bracket would have to earn    8.90%
from a taxable investment to produce an after-tax yield equal to
the tax-exempt yield of    4.73%    .  The average annual total
return (compounded annually) for Class A shares for the one-
   ,     five   - and ten    -year periods ended November 30,
   1993 was 6.67%, 8.92%, and 10.57%    , respectively.     The
tax-exempt yield for the thirty-day period ended November 30,
1993 for     Class B shares    was 4.29%.  A Class B shareholder
in a 46.88% combined federal/New York State/New York City tax bracket would have to earn 8.08% from a taxable investment to produce an after-tax yield equal to the tax-exempt yield of 4.29%. The cumulative total return for Class B shares since inception through the period ended November 30, 1993 was
4.25%    .  See "Standard Performance Measures" in Part II of
this Statement for information on how the Income Fund's tax-exempt yield, total return and tax-equivalent yield are calculated.

THE MONEY MARKET FUND

     Based on the seven-day period ended November 30,
   1993    , the Money Market Fund's tax-exempt yield was
   1.63%    , and its tax-exempt effective yield was
   1.66%    .  A shareholder in a     46.88%     combined
federal/New York State/New York City tax bracket would have to
earn    3.07%     from a taxable investment to produce an after-
tax yield equal to the Money Market Fund's tax-exempt yield of
   1.63%     and an effective yield of    3.12%     from a
taxable investment to produce an after-tax yield equal to the
Money Market Fund's tax-exempt effective yield of    1.66%    .
See "Standard Performance Measures" in Part II of this Statement for information on how the Money Market Fund's tax-exempt
yield   and     tax-exempt         effective yield are
calculated.

PERFORMANCE RATINGS

   THE INCOME FUND

     For the    1993     fiscal year, the Class A shares of the
Income Fund were ranked    29     of    53     New York State
municipal bond funds by Lipper Analytical Services, Inc. and
   105     of    464     municipal single state funds by
   CDA/Wiesenberger's     Management Results.  As of the end of
the fiscal year,         Class A shares were given a    2    -
star rating (out of 5 stars) by Morningstar, Inc.     For the
1993 fiscal year, the Class B shares of the Income Fund were not
ranked or rated.      See "Comparison of Portfolio Performance"
in Part II of this Statement for information about how these
rankings are determined.     Past performance is no guarantee of
future results.

THE MONEY MARKET FUND

     For the 1993 fiscal year, the Money Market Fund was ranked
28 of 39 New York tax exempt money market funds by Lipper
Analytical Services, Inc.  See "Comparison of Portfolio
Performance" in Part II of this Statement for information about how this ranking is determined. Past performance is no guarantee of future results.

OTHER PERFORMANCE INFORMATION

     The tables below show total return (capital changes plus reinvestment of all distributions) on a hypothetical investment in one share of each Fund during the life of that Fund. This was a period of fluctuating tax-exempt bond prices. The tables do not project the future performance of the Funds.

PUTNAM NEW YORK TAX EXEMPT INCOME FUND


                                      CLASS A SHARES


                                                                        CUMULATIVE
            MAXIMUM          NET ASSET            DISTRIBUTIONS       NET ASSET VALUE
           OFFERING            VALUE            -------------------     AT YEAR-END
FISCAL     PRICE AT      -----------------      FROM        FROM          WITH ALL
YEAR       BEGINNING     BEGINNING  END OF      INVESTMENT  CAPITAL    DISTRIBUTIONS
ENDED       OF YEAR      OF YEAR    YEAR        INCOME      GAINS       REINVESTED
------------------------------------------------------------------------------------

11/30/83(1)  $7.51       $7.15       $7.11      $0.138        ---          $7.25
11/30/84      7.46        7.11        7.10       0.650     $0.005           7.93
9/30/85       7.45        7.10        7.57       0.553        ---           9.10
9/30/86       7.95        7.57        8.56       0.656        ---          11.14
9/30/87       8.99        8.56        7.76       0.608      0.070          10.94
11/30/87      8.15        7.76        7.99       0.103        ---          11.42
11/30/88      8.39        7.99        8.33       0.600      0.062          12.90
11/30/89      8.75        8.33        8.61       0.591        ---          14.29
11/30/90      9.04        8.61        8.34       0.568      0.057          14.91
11/30/91      8.76        8.34        8.75       0.591        ---          16.77
11/30/92      9.19        8.75        8.98       0.580      0.083          18.55
   11/30/93   9.43        8.98        9.38       0.527      0.121          20.78
                                               -------------   --
Total distributions                             $6.165     $0.398

(1)  Investment operations began September 2, 1983.

/TABLE

                  PERCENTAGE CHANGES DURING LIFE OF FUND (CLASS A SHARES)

     PUTNAM NEW YORK TAX EXEMPT INCOME FUND
     --------------------------------------
        MAXIMUM OFFERING  NET ASSET VALUE       LEHMAN
          PRICE TO NET        TO NET      BROTHERS MUNICIPAL    CONSUMER
           ASSET VALUE      ASSET VALUE       BOND INDEX       PRICE INDEX
FISCAL  ----------------  --------------     -------------    ------------
YEAR            CUMULA-           CUMULA-         CUMULA-         CUMULA-
ENDED    ANNUAL  TIVE     ANNUAL   TIVE    ANNUAL  TIVE    ANNUAL  TIVE
---------------------------------------------------------------------------
11/30/83   (1)---    -3.4%-   --    +1.4%    ---    +2.1%   ---      +1.0%
11/30/84   +4.3   %        +5.8    +9.5   %       +11.0      +8.7   %    +10.9+4.1   %    +5.1
9/30/85    +9.3   +21.4   +14.7   +27.4    +13.1  +25.5      +2.9    +8.1
9/30/86   +16.6   +48.5   +22.4    +55.9   +24.7  +56.4      +1.8   +10.0
9/30/87    -6.5   +45.9    -1.8   +53.2     +0.5  +57.2      +4.4   +14.8
11/30/87   -0.7   +52.2    +4.3   +59.8     +3.0  +61.9      +0.4   +15.2
11/30/88   +7.6   +72.0   +13.0   +80.5    +10.6  +79.1      +4.3   +20.1
11/30/89   +5.5   +90.5   +10.8  +100.0    +11.0   +98.8     +4.7   +25.7
11/30/90   -0.6   +98.8    +4.4  +108.7     +7.7 +114.1      +6.3   +33.5
11/30/91   +7.1  +123.6   +12.4  +134.7    +10.3 +136.1      +3.0   +37.5
11/30/92   +5.3  +147.3   +10.6  +159.6    +10.0 +159.8      +3.1   +41.7
   11/30/93+6.7  +177.0   +12.0  +190.8    +11.1 +188.6      +2.7   +45.5

(1)  Investment operations began September 2, 1983.


   PUTNAM NEW YORK TAX EXEMPT INCOME FUND


                                      CLASS B SHARES

                                                                CUMULATIVE
                         NET ASSET          DISTRIBUTIONS     NET ASSET VALUE
                           VALUE         -------------------    AT YEAR-END
     FISCAL         -----------------      FROM       FROM       WITH ALL
      YEAR          BEGINNING  END OF   INVESTMENT   CAPITAL   DISTRIBUTIONS
      ENDED          OF YEAR    YEAR      INCOME      GAINS     REINVESTED
----------------------------------------------------------------------------
   11/30/93(1)        $8.95    $9.37      $ 0.399   $   ---      $  9.78
                                          -------   -------
Total distributions                       $ 0.399   $   ---


(1)    Class B shares were offered beginning January 4, 1993.

/TABLE

      PERCENTAGE CHANGES SINCE COMMENCEMENT OF THE PUBLIC OFFERING OF CLASS B SHARES

         PUTNAM NEW YORK TAX EXEMPT
                 INCOME FUND
         --------------------------      LEHMAN
               NET ASSET VALUE          BROTHERS
                   TO NET               MUNICIPAL           CONSUMER
  FISCAL         ASSET VALUE           BOND INDEX          PRICE INDEX
   YEAR                CUMULA-                CUMULA-             CUMULA-
   ENDED      ANNUAL    TIVE        ANNUAL     TIVE      ANNUAL    TIVE
-------------------------------------------------------------------------
11/30/93 (1)    ---     +9.3%         ---     +10.0%       ---     +2.8%

(1) Class B shares were offered beginning January 4, 1993.

                       PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND

          PUTNAM
             NEW YORK                               CUMULATIVE
            TAX EXEMPT      DISTRIBUTIONS       NET ASSET VALUE
          MONEY    MARKE    --------------------    AT YEAR-END   CONSUMER
               FUND            FROM     NET          FROM         WITH ALLPRICE INDEX
 PERIOD            CUMULA-  INVESTMENT     CAPITAL    DISTRIBUTIONS     CUMULA-
  ENDED     ANNUAL  TIVE    INCOME         GAINS    REINVESTED ANNUAL    TIVE
--------------------------------------------------------------------------------
11/30/87(1)   ---    +0.41%        $0.00410   ---    $1.00   ---         +0.1%
11/30/88    +4.46   %       +4.89           0.04369   ---        1.05    +4.3   %    +4.3
11/30/89    +5.44 +10.60     0.05305   ---            1.11      +4.7     +9.2
11/30/90    +5.09 +16.23     0.04975   ---            1.16      +6.3    +16.0
11/30/91    +4.07 +20.96     0.03992   ---            1.21      +3.0    +19.5
11/30/92    +2.61 +24.12     0.02583   ---            1.24      +3.1    +23.2
   11/30/93 +1.67 +26.20     0.01664    $.001         1.26      +2.7    +26.5
                            ----------   ---

Total distributions         $0.23288$.001

(1)  Investment operations began October 26, 1987.
/TABLE

     The tables are not adjusted for any taxes payable on reinvested distributions. The total values for the Funds as of the end of each period reflect reinvestment of all distributions and all changes in net asset value.

     The Lehman Brothers Municipal Bond Index is an unmanaged
list of approximately    20,000     investment-grade, fixed-rate,
        tax-exempt bonds. The average quality of bonds held in the index may differ from the average quality of those bonds in which the Fund invests. The index does not include bonds in certain of the lower-rating classifications in which the Fund may invest. The performance figures for the index reflect changes of market prices and reinvestment of all interest payments.
Because the Income Fund is a managed portfolio investing primarily in New York Tax Exempt Securities, the tax-exempt securities it owns will not match those in the index.

     The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

EQUIVALENT YIELDS:  TAX-EXEMPT VERSUS TAXABLE SECURITIES

The    tables     below    show     the effect of the tax status
of New York Tax Exempt Securities on the effective yield received
by their individual holders   , in the case of table 1,     under
the federal income tax and New York State    personal income tax
laws currently in effect for 1994     and   , in the case of
table 2, under the federal, New York State and New York     City
personal income tax laws    currently in effect for 1994.  The
tables give     the approximate yield a taxable security must
earn at various income levels to produce after-tax yields
equivalent to those of    New York Tax Exempt Securities
yielding from 3.0% to 8.0%.

   ----------------     -----------------------------------------
---------------------------------------------------------------
                  TAXABLE INCOME*              1994     COMBINED
   NEW YORK     TAX-   EXEMPT YIELD OF
             ------------------------          NEW YORK     STATE
       ----------------------------   ---------------
                                               AND     FEDERAL
              SINGLE               JOINT       TAX RATE **
3.0%       4.0%                   5.0%              6.0%
7.0%       8.0%
   -------------    ---------------------------------------------
--------------------------------------------------------------
EQUIVALENT TAXABLE YIELD IF DOUBLE TAX-EXEMPT
        0 - $6,500                0 - 13,000        18.87%
3.70%             4.93%      6.16%        7.40%      8.63%
9.86%
     6,501 - 9,500           13,001 - 19,000        19.72%
3.74%             4.98%      6.23%        7.47%      8.72%
9.96%
     9,501 - 12,500          19,001 - 25,000        20.57%
3.78%             5.04%      6.29%        7.55%      8.81%
10.07%
    12,501 - 22,750          25,001 - 38,000        21.45%
3.82%             5.09%      6.37%        7.64%      8.91%
10.19%
    22,751 - 55,100          38,001 - 91,850
     33.47%        4.51%     6.01%        7.52%      9.02%
10.52%           12.02%
       55,101 - 115,000***   91,851 - 140,000***    36.24%
4.71%             6.27%      7.84%        9.41%     10.98%
12.55%
      115,001 - 250,000***   140,001 - 250,000***   40.86%
5.07%             6.76%      8.45%       10.15%     11.84%
13.53%
      over - 250,000***         over - 250,000***   44.19%
5.38%             7.17%      8.96%       10.75%     12.54%
14.33%

/TABLE

-----------------------------------------------------------------
-------------------------------------------------------
                  TAXABLE INCOME*             1994     COMBINED
   NEW YORK TAX-EXEMPT YIELD OF
               ------------------------        NEW YORK STATE,---
---------------------------------
                                            CITY     AND
FEDERAL
            SINGLE                JOINT          TAX RATE **
3.0%       4.0%                   5.0%              6.0%
7.0%       8.0%
-------------    ------------------------------------------------
-----------------------------------------------------------
EQUIVALENT TAXABLE YIELD IF TRIPLE TAX-EXEMPT
         0 -  $6,500         0 - 13,000             21.05%
3.80%             5.07%      6.33%        7.60%      8.87%
10.13%
     6,501 -   8,000         13,001 -  14,400       21.90%
3.84%             5.12%      6.40%        7.68%      8.96%
10.24%
     8,001 -   8,400                                22.48%
3.87%             5.16%      6.45%        7.74%      9.03%
10.32%
     8,401 -   9,500         14,401 -  19,000       22.97%
3.89%             5.19%      6.49%        7.79%      9.09%
10.39%
     9,501 -  12,500         19,001 -             25,000
        23.82%    3.94%      5.25%        6.56%      7.88%
9.19%            10.50%
    12,501 -  15,000         25,001 -  27,000       24.71%
3.98%             5.31%      6.64%        7.97%      9.30%
10.63%
    15,001 -  22,750         27,001 -  38,000       25.19%
4.01%             5.35%      6.68%        8.02%      9.36%
10.69%
    22,751 -  25,000         38,001 -  45,000
36.63%            4.73%      6.31%        7.89%      9.47%
11.05%           12.62%
       25,001 -  55,100    45,001 -     91,850
36.64%            4.73%      6.31%        7.89%      9.47%
11.05%           12.63%
       55,101 -  60,000    91,851 -     108,000
39.28%            4.94%      6.59%        8.23%      9.88%
11.53%           13.17%
       60,001 - 115,000***     108,001 - 140,000***
39.32%            4.94%      6.59%        8.24%      9.89%
11.54%           13.18%
      115,001 - 250,000***     140,001 - 250,000*** 43.71%
5.33%             7.11%      8.88%       10.66%     12.44%
14.21%
       over 250,000***         over - 250,000***    46.88%
5.65%             7.53%      9.41%       11.29%     13.18%
15.06%

/TABLE

* This amount represents taxable income as defined in the Internal Revenue Code of 1986, as amended (the "Code"). It
     is assumed that    the definition of     taxable income
             in the Code is the same as under the New York State
        or     City Personal Income Tax    law; however    , New
     York State    or     City taxable income may differ due to
     differences in exemptions, itemized deductions, and other items.

**   For federal         tax purposes, these combined rates
             reflect the         marginal rates on taxable income
        currently in effect     for    1994    .  These rates
     include the effect of deducting state         and   , for
     the second table,     city taxes on your     Federal
     return.  For New York purposes, these combined rates reflect
     the    expected     New York State and New York City income
     tax   and     surcharge    rates for 1994.

*** The amount of taxable income in this bracket may be affected by the phase-out of personal exemptions and the limitation
     on itemized deductions   , based upon adjusted gross
     income,     under the Code.     A supplemental New York
     State tax also applies to filers with adjusted gross income between $100,000 and $150,000, which phases out the benefit of the lower marginal brackets. This adjustment is not reflected in the tables above.

Of course, there is no assurance that    either Fund     will
achieve any specific tax-exempt yield. While it is expected that the Funds will invest principally in obligations which pay interest exempt from federal income tax and New York State and City personal income taxes, other income received by the Funds
may be taxable.  The    tables do     not take into account any
state or local taxes payable on Fund distributions except for New York State and City personal income taxes.

ADDITIONAL OFFICERS OF THE FUNDS

      In addition to the persons listed as officers of the Funds in Part II of this Statement, the following persons are also officers of the Funds.  Officers of Putnam Management hold the same offices in Putnam Management's parent company,
Putnam     Investments    , Inc.

      GARY N. COBURN, Vice President.  Senior Managing Director
of Putnam         Management       .  Director, Putnam
Investments, Inc.  Vice President of certain of the Putnam funds.

      JAMES E. ERICKSON, Vice President.  Managing Director of
Putnam         Management       .  Vice President of certain of
the Putnam funds.

      DAVID J. EURKUS, Vice President (Income Fund only).
Senior Vice President of Putnam         Management       .  Vice
President of certain of the Putnam funds.

      LINDSEY M. CALLEN, Vice President (Money Market Fund
only).  Vice President of         Putnam
Management       .  Vice President of certain of the Putnam
funds.

INDEPENDENT ACCOUNTANTS    AND FINANCIAL STATEMENTS

      Coopers & Lybrand are the Funds' independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission
filings.          The Report of Independent Accountants and
financial statements included in    each     Fund's Annual Report
for the fiscal year ended November 30,    1993    , filed
electronically on    February 7, 1994 for the Income Fund and
January 28,    1994 for the Money Market Fund (File nos. 811-3741
and 811-5335, respectively)    , are incorporated by reference
into this Statement of Additional Information.          The
        financial    highlights of each Fund     included in the
   Prospectus and the financial statements     incorporated by
reference into    the Prospectus and the     Statement of
Additional Information    have been so included and incorporated
in reliance upon the reports of the independent accountants, given on their authority as experts in auditing and
accounting    .

                             TABLE OF CONTENTS


     MISCELLANEOUS INVESTMENT PRACTICES. . . . . . . . . . . . . . . . II-1

     TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-23

     MANAGEMENT OF THE FUND. . . . . . . . . . . . . . . . . . . . . .II-28

     DETERMINATION OF NET ASSET VALUE. . . . . . . . . . . . . . . . .II-37

     HOW TO BUY SHARES . . . . . . . . . . . . . . . . . . . . . . . .II-39

     DISTRIBUTION PLAN . . . . . . . . . . . . . . . . . . . . . . . .II-50

     INVESTOR SERVICES . . . . . . . . . . . . . . . . . . . . . . . .II-51

     SIGNATURE GUARANTEES. . . . . . . . . . . . . . . . . . . . . . .II-57

     SUSPENSION OF REDEMPTIONS . . . . . . . . . . . . . . . . . . . .II-57

     SHAREHOLDER LIABILITY . . . . . . . . . . . . . . . . . . . . . .II-58

     STANDARD PERFORMANCE MEASURES . . . . . . . . . . . . . . . . . .II-58

     COMPARISON OF PORTFOLIO PERFORMANCE . . . . . . . . . . . . . . .II-59

     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .II-64

                             THE PUTNAM FUNDS
                    STATEMENT OF ADDITIONAL INFORMATION
                                  PART II

     The following information applies generally to your Fund and to the other Putnam funds. In certain cases the discussion applies to some but not all of the funds or their shareholders, and you should refer to your Prospectus to determine whether the matter is applicable to you or your Fund. You will also be referred to Part I for certain information applicable to your particular Fund. Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described below apply to them.

MISCELLANEOUS INVESTMENT PRACTICES

     YOUR FUND'S PROSPECTUS STATES WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. THE FACT THAT YOUR FUND IS AUTHORIZED TO ENGAGE IN A PARTICULAR PRACTICE DOES NOT NECESSARILY MEAN THAT IT WILL ACTUALLY DO SO. YOU SHOULD DISREGARD ANY PRACTICE DESCRIBED BELOW WHICH IS NOT MENTIONED IN THE PROSPECTUS.

SHORT-TERM TRADING

     In seeking the Fund's objective, Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. In deciding whether to sell a portfolio security, Putnam Management does not consider how long the Fund has owned the security. From time to time the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the Fund's portfolio.

LOWER-RATED SECURITIES

     The Fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"), to the extent described in the Prospectus. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's Corporation (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See the Prospectus or Part I of this Statement for a description of security ratings.

     Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Fund's assets. Conversely, during periods of rising interest rates, the value of the Fund's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.
Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Putnam Management will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

     At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other funds and accounts managed by Putnam Management and its affiliates, holds a major portion or all of such securities. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. In order to enforce its rights in the event of a default under such securities, the Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. In the case of tax-exempt funds, any income derived from the Fund's ownership or operation of such assets would not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

     Certain securities held by the Fund may permit the issuer at its option to "call", or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     If the Fund's Prospectus describes so-called "zero-coupon" bonds and "payment-in-kind" bonds as possible investments, the Fund may invest without limit in such bonds unless otherwise specified in the Prospectus. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate investments in order to satisfy its dividend requirements.

     The amount of information about the financial condition of an issuer of tax exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Therefore, to the extent the Fund invests in tax exempt securities in the lower rating categories, the achievement of the Fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

SECURITIES LOANS

     The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

FORWARD COMMITMENTS

     The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

     The Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements up to the limit specified in the Prospectus. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

OPTIONS ON SECURITIES

     WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the Fund's investment objectives and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

     The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

     The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

     If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin", or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

     PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

     PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS

     The successful use of the Fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the Fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

     When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

     The effective use of options also depends on the Fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

     If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

     A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

     Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

     Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

OVER-THE-COUNTER OPTIONS

     The Staff of the Division of Investment Management of the Securities and Exchange Commission has taken the position that over-the-counter ("OTC") options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

FUTURES CONTRACTS AND RELATED OPTIONS

     Subject to applicable law, and unless otherwise specified in the Prospectus, the Fund may invest without limit in the types of futures contracts and related options identified in the Prospectus. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

     Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

     Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government Securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

     Subsequent payments, called "variation margin" or "maintenance margin", to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

     The Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

     As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

     The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting securities markets. For example, if the Fund has hedged against the possibility of decline in the values of its investments and the values of its investments increase instead, the Fund will lose part or all of the benefit of the increase through payments of daily maintenance margin. The Fund may have to sell investments at a time when it may be disadvantageous to do so in order to meet margin requirements.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

     To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. If the Fund invests in tax-exempt securities issued by a governmental entity, the Fund may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of Putnam Management, price movements in Treasury security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

     Successful use of U.S. Treasury security futures contracts by the Fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect tax-exempt securities held in its portfolio, and the prices of the Fund's tax-exempt securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

     There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities. For example, if the Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio. Putnam Management will seek to reduce this risk by monitoring movements in markets for U.S. Treasury security futures and options and for tax-exempt securities closely. The Fund will only purchase or sell Treasury security futures or related options when, in the opinion of Putnam Management, price movements in Treasury security futures and related options will correlate closely with price movements in tax-exempt securities in which the Fund invests.

     INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Fund may also purchase and sell options on index futures contracts.

     For example, the Standard & Poor's Composite 500 Stock
Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

     There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

     Successful use of index futures by the Fund for hedging purposes is also subject to Putnam Management's ability to predict movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a successful hedging transaction over a short time period.

     OPTIONS ON STOCK INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

     As an alternative to purchasing call and put options on index futures, the Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

INDEX WARRANTS

     The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

     The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

FOREIGN SECURITIES

     Under its current policy, which may be changed without shareholder approval, the Fund may invest up to the limit of its total assets specified in its Prospectus in securities principally traded in markets outside the United States. Eurodollar certificates of deposit are excluded for purposes of this limitation. Foreign investments can be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. To hedge against possible variations in foreign exchange rates, the Fund may purchase and sell forward foreign currency contracts. These represent agreements to purchase or sell specified currencies at specified dates and prices. The Fund will only purchase and sell forward foreign currency contracts in amounts Putnam Management deems appropriate to hedge existing or anticipated portfolio positions and will not use such forward contracts for speculative purposes. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a subcustodian.

FOREIGN CURRENCY TRANSACTIONS

     The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, the Fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

     Generally, the Fund may engage in both "transaction hedging" and "position hedging". When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities.
The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

     The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.

     When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

     The Fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's current return if the option expires unexercised or is closed out at a net profit. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

     The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

     CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.
The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, the Fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

     FOREIGN CURRENCY OPTIONS. In general, options on foreign currencies operate similarly to options on securities and are subject to many similar risks. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

     The Fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

     The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, since exchange rates may not be free to fluctuate in response to other market forces.

     The value of a foreign currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

     FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RESTRICTED SECURITIES

     The SEC Staff currently takes the view that any designation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Funds) must be pursuant to written procedures established by the Trustees. It is the present intention of the Funds' Trustees that, if the Trustees decide to delegate such determinations to Putnam Management or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Trustees would consider what action would be appropriate in light of the Staff's position at that time.

TAXES

     TAXATION OF THE FUND. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

     (a) Derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

     (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock or securities and certain options, futures contracts and forward contracts) held for less than three months;

     (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

     (d) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

     If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     EXEMPT-INTEREST DIVIDENDS. The Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes. If the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to engage in such taxable transactions as forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

     A Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

     HEDGING TRANSACTIONS. If the Fund engages in transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     Under the 30% of gross income test described above (see "Taxation of the Fund"), the Fund will be restricted in selling assets held or considered under Code rules to have been held for less than three months, and in engaging in certain hedging transactions (including hedging transactions in options and futures) that in some circumstances could cause certain Fund assets to be treated as held for less than three months.

     Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as a dividend to the extent of the Fund's remaining earnings and profits, and thereafter as a return of capital or as gain from the sale or exchange of a capital asset, as the case may be. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     RETURN OF CAPITAL DISTRIBUTIONS. If the Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares.

     SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     CAPITAL LOSS CARRYOVER. The amounts and expiration dates of any capital loss carryovers available to the Fund are shown in
Note 1 (Federal income taxes) to the financial statements included in Part I of this Statement or incorporated by reference into this Statement.

     FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Fund's transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts, and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     If more than 50% of the Fund's assets at year end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

     Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

     SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

     BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has underreported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her social security number.

MANAGEMENT OF THE FUND

TRUSTEES

     *+GEORGE PUTNAM, Chairman and President. Chairman and Director of Putnam Investment Management, Inc. and Putnam Mutual Funds. Director, The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., General Mills, Inc., Houghton Mifflin Company, Marsh & McLennan Companies, Inc. and Rockefeller Group, Inc.

     +WILLIAM F. POUNDS, Vice Chairman.  Professor of
Management, Alfred P. Sloan School of Management, Massachusetts
Institute of Technology.  Director of Fisher Price, Inc., IDEXX,
M/A-COM, Inc., EG&G, Inc. and Sun Company, Inc.

     JAMESON A. BAXTER, Trustee. President, Baxter Associates,
Inc. (consultants to management). Director of Banta Corporation,
Avondale Federal Savings Bank and ASHTA Chemicals, Inc. Chairman of the Board of Trustees, Mount Holyoke College.

     +HANS H. ESTIN, Trustee.  Vice Chairman, North American
Management Corp. (a registered investment adviser). Director of The Boston Company, Inc. and Boston Safe Deposit and Trust
Company.

     ELIZABETH T. KENNAN, Trustee.  President of Mount Holyoke
College. Director, NYNEX Corporation, Northeast Utilities and the Kentucky Home Life Insurance Companies and Trustee of the
University of Notre Dame.

     *LAWRENCE J. LASSER, Trustee and Vice President.
President, Chief Executive Officer and Director of Putnam
Investments, Inc. and Putnam Investment Management, Inc.
Director of Marsh & McLennan Companies, Inc. Vice President of the Putnam funds.

     JOHN A. HILL, Trustee.  Chairman and Managing Director,
First Reserve Corporation (a registered investment adviser).
Director, Lantana Corporation, Maverick Tube Corporation, Snyder
Oil Corporation and various First Reserve Funds.

     +ROBERT E. PATTERSON, Trustee.  Executive Vice President,
Cabot Partners Limited Partnership (a registered investment adviser).

     DONALD S. PERKINS, Trustee. Director of various corporations, including American Telephone & Telegraph Company, AON Corp., Cummins Engine Company, Inc., Illinois Power Company, Inland Steel Industries, Inc., K mart Corporation, LaSalle Street Fund, Inc., Springs Industries, Inc., TBG, Inc. and Time Warner Inc.

     *#GEORGE PUTNAM, III, Trustee.  President, New Generation
Research, Inc. (publisher of bankruptcy information).  Director,
World Environment Center.

     *A.J.C. SMITH, Trustee. Chairman, Chief Executive Officer and Director, Marsh & McLennan Companies, Inc.

     W. NICHOLAS THORNDIKE, Trustee. Director of various corporations and charitable organizations, including Providence
Journal Co. and Courier Corporation. Also, Trustee and President of Massachusetts General Hospital and Trustee of Bradley Real
Estate Trust and Eastern Utilities Associates.

OFFICERS

     CHARLES E. PORTER, Executive Vice President.  Managing
Director of Putnam Investments, Inc. and Putnam Investment
Management, Inc. Executive Vice President of the Putnam funds.

     PATRICIA C. FLAHERTY, Senior Vice President.  Senior Vice
President of Putnam Investments, Inc. and Putnam Investment
Management, Inc.

     WILLIAM N. SHIEBLER, Vice President.  Director and Senior
Managing Director of Putnam Investments, Inc.  President, Chief
Operating Officer and Director of Putnam Mutual Funds.  Vice
President of the Putnam funds.

     GORDON H. SILVER, Vice President.  Senior Managing
Director of Putnam Investments, Inc. and Putnam Investment
Management, Inc.  Director, Putnam Investments, Inc. and Putnam
Investment Management, Inc.  Vice President of the Putnam funds.

     JOHN R. VERANI, Vice President.  Senior Vice President of
Putnam Investments, Inc. and Putnam Investment Management, Inc.
Vice President of the Putnam funds.

     PAUL M. O'NEIL, Vice President.  Vice President of Putnam
Investments, Inc. and Putnam Investment Management, Inc.  Vice
President of the Putnam funds.

     JOHN D. HUGHES, Vice President and Treasurer.  Vice
President and Treasurer of the Putnam funds.

     BEVERLY MARCUS, Clerk and Assistant Treasurer.  Clerk and
Assistant Treasurer of the Putnam funds.

     *Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, Putnam Management or
Putnam Mutual Funds.

     +Members of the Executive Committee of the Trustees. The Executive Committee meets between regular meetings of the Trustees as may be required to review investment matters and other affairs of the Fund and may exercise all of the powers of the Trustees.

     #George Putnam, III is the son of George Putnam.

                             -----------------

     Certain other officers of Putnam Management are officers of your Fund. SEE "ADDITIONAL OFFICERS OF THE FUND" IN PART I OF THIS STATEMENT. The mailing address of each of the officers and Trustees is One Post Office Square, Boston, Massachusetts 02109.

     Except as stated below, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. Also, prior to January, 1992, Ms. Baxter was Vice President and Principal, Regency Group, Inc. and Consultant, The First Boston Corporation. Prior to May, 1991, Mr. Pounds was Senior Advisor to the Rockefeller Family and Associates, Chairman of Rockefeller Trust Company and Director of Rockefeller Group, Inc. Prior to November, 1990, Mr. Shiebler was President and Chief Operating Officer of the Intercapital Division of Dean Witter Reynolds, Inc., Vice President of the Dean Witter Funds and Director of Dean Witter Trust Company.

     Each Trustee of the Fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. FOR DETAILS OF TRUSTEES' FEES PAID BY THE FUND, SEE "FUND CHARGES AND EXPENSES" IN PART I OF THIS STATEMENT.

     The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

     Putnam Management, Putnam Mutual Funds and Putnam
Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., a holding company which is in turn wholly owned by Marsh & McLennan Companies, Inc., a publicly owned holding company whose principal operating subsidiaries are international insurance and reinsurance brokers, investment managers and management consultants.

     Trustees and officers of the Fund who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees (if any), custodian fees and transfer agency fees paid or allowed by the Fund.

PUTNAM MANAGEMENT

     Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family, with over $64 billion in assets in nearly 3.5 million shareholder accounts at December 31, 1993. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 1993, Putnam Management and its affiliates managed nearly $91 billion in assets, including over $17 billion in tax exempt securities and nearly $31 billion in retirement plan assets.

THE MANAGEMENT CONTRACT

     Under a Management Contract between the Fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the Fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the Fund's portfolio securities. Putnam Management may place Fund portfolio transactions with broker-dealers which furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the Fund and other clients. In so doing, Putnam Management may cause the Fund to pay greater brokerage commissions than it might otherwise pay.

     FOR DETAILS OF PUTNAM MANAGEMENT'S COMPENSATION UNDER THE MANAGEMENT CONTRACT, SEE "FUND CHARGES AND EXPENSES" IN PART I OF THIS STATEMENT. Putnam Management's compensation under the Management Contract may be reduced in any year if the Fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally, excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the Fund has a Distribution Plan, payments made under such Plan. The only such limitation as of the date of this Statement (applicable to any Fund registered for sale in California) was 2.5% of the first $30 million of average net assets, 2% of the next $70 million and 1.5% of any excess over $100 million.

     Under the Management Contract, Putnam Management may reduce its compensation to the extent that the Fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the Fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the Fund has a Distribution Plan, payments required under such Plan. THE TERMS OF ANY EXPENSE LIMITATION FROM TIME TO TIME IN EFFECT ARE DESCRIBED IN EITHER THE PROSPECTUS OR PART I OF THIS STATEMENT.

     In addition to the fee paid to Putnam Management, the Fund reimburses Putnam Management for the compensation and related expenses of certain officers of the Fund and their assistants who provide certain administrative services for the Fund and the other funds in the Putnam Family, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees. THE AMOUNT OF THIS REIMBURSEMENT FOR THE FUND'S MOST RECENT FISCAL YEAR IS INCLUDED IN "FUND CHARGES AND EXPENSES" IN PART I OF THIS STATEMENT. Putnam Management pays all other salaries of officers of the Fund. The Fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Fund pays the cost of typesetting for its Prospectuses and the cost of printing and mailing any Prospectuses sent to its shareholders. Putnam Mutual Funds pays the cost of printing and distributing all other Prospectuses.

     The Management Contract provides that Putnam Management shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected with rendering services to the Fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

     The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the Fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

PORTFOLIO TRANSACTIONS

     INVESTMENT DECISIONS. Investment decisions for the Fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     BROKERAGE AND RESEARCH SERVICES.  Transactions on U.S.
stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. SEE "FUND CHARGES AND EXPENSES" IN
PART I OF THIS STATEMENT FOR INFORMATION CONCERNING COMMISSIONS
PAID BY THE FUND.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

     Putnam Management places all orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

     The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees, shall be recaptured by the Fund through a reduction of the fee payable by the Fund under the Management Contract.
Putnam Management seeks to recapture for the Fund soliciting dealer fees on the tender of the Fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the Fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

PRINCIPAL UNDERWRITER

     Putnam Mutual Funds is the principal underwriter of shares of the Fund and the other continuously offered Putnam funds. Putnam Mutual Funds is not obligated to sell any specific amount of shares of the Fund and will purchase shares for resale only against orders for shares. SEE "FUND CHARGES AND EXPENSES" IN
PART I OF THIS STATEMENT FOR INFORMATION ON SALES CHARGES AND OTHER PAYMENTS RECEIVED BY PUTNAM MUTUAL FUNDS.

INVESTOR SERVICING AGENT AND CUSTODIAN

     Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the Fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined by the Trustees taking into account the number of shareholder accounts and transactions. Putnam Investor Services earned the DALBAR Quality Tested Service Seal in 1990, 1991 and 1992. Over 10,000 tests of 38 separate shareholders service components demonstrated that Putnam Investor Services exceeded the industry standard in all categories.

     PFTC is the custodian of the Fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities will include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the Fund (to the extent permitted by the Fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the Fund. The Fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the Fund or decides which securities the Fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The Fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the Fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The Fund pays PFTC an annual fee based on the Fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

     SEE "FUND CHARGES AND EXPENSES" IN PART I OF THIS
STATEMENT FOR INFORMATION ON FEES AND REIMBURSEMENTS FOR INVESTOR
SERVICING AND CUSTODY RECEIVED BY PFTC.  THE FEES MAY BE REDUCED
BY CREDITS ALLOWED BY PFTC.

DETERMINATION OF NET ASSET VALUE

     The Fund determines net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines net asset value as of the close of regular trading on the Exchange. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. Government securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m.

     Securities for which market quotations are readily available are valued at prices which, in the opinion of the Trustees or Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

     Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by a Fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

     Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

HOW TO BUY SHARES

General

     The Prospectus contains a general description of how investors may buy shares of the Fund and states whether the Fund offers more than one class of shares. This Statement contains additional information which may be of interest to investors.

     Class A shares are sold with a sales charge payable at the time of purchase (except for Class A shares of money market funds). As used in this Statement and unless the context requires otherwise, the term "Class A shares" includes shares of Funds that offer only one class of shares. The Prospectus contains a table of applicable sales charges. For information about how to purchase Class A shares of a Putnam fund at net asset value through an employer's defined contribution plan, please consult your employer. Certain purchases of Class A shares may be exempt from a sales charge or may be subject to a contingent deferred sales charge. See "General--Sales without sales charges or contingent deferred sales charges", "Additional Information About Class A Shares", and "Contingent Deferred Sales Charges--Class A shares".

     Class B shares are sold subject to a contingent deferred sales charge payable upon redemption within a specified period after purchase. The Prospectus contains a table of applicable contingent deferred sales charges.

     Class Y shares, which are available only to employer-sponsored defined contribution plans initially investing at least
$250 million in a combination of Putnam funds and other investments managed by Putnam Management or its affiliates, are not subject to sales charges or contingent deferred sales charges.

     Certain purchase programs described below are not available to defined contribution plans. Consult your employer for information on how to purchase shares through your plan.

     The Fund is currently making a continuous offering of its shares. The Fund receives the entire net asset value of shares sold. The Fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of Class A shares, the public offering price is the net asset value plus the applicable sales charge, if any. No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the Exchange. If the dealer receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

     Initial and subsequent purchases must satisfy the minimums stated in the Prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower, (ii) persons who are already shareholders may make additional purchases of $50 or more by sending funds directly to Putnam Investor Services (see "Your Investing Account" below), and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $25 or more.
Information about these plans is available from investment dealers or from Putnam Mutual Funds.

     As a convenience to investors, shares may be purchased through a systematic investment plan. Preauthorized monthly bank drafts for a fixed amount (at least $25) are used to purchase Fund shares at the applicable public offering price next determined after Putnam Mutual Funds receives the proceeds from the draft (normally the 20th of each month, or the next business day thereafter). Further information and application forms are available from investment dealers or from Putnam Mutual Funds.

     Except as described below, distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Distributions for Putnam Tax Exempt Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam California Tax Exempt Income Fund, Putnam Municipal Income Fund, Putnam Florida Tax Exempt Income Fund, Putnam Massachusetts Tax Exempt Income Fund II, Putnam Michigan Tax Exempt Income Fund II, Putnam Minnesota Tax Exempt Income Fund II, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Opportunities Fund, Putnam Ohio Tax Exempt Income Fund II, Putnam Pennsylvania Tax Exempt Income Fund and Putnam Texas Tax Exempt Income Fund are reinvested without a sales charge as of the next day following the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Distributions for Putnam Tax-Free Income Trust and Putnam Corporate Asset Trust are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date.

     PAYMENT IN SECURITIES. In addition to cash, the Fund may accept securities as payment for Fund shares at the applicable net asset value. Generally, the Fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management.

     While no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The Fund may reject in whole or in part any or all offers to pay for purchases of Fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the Fund. The Fund will only accept securities which are delivered in proper form. The Fund will not accept options or restricted securities as payment for shares. The acceptance of securities by the Fund in exchange for Fund shares must comply with applicable regulations of certain states. In addition, Putnam Global Governmental Income Trust may accept only investment grade bonds with prices regularly stated in publications generally accepted by investors, such as the London Financial Times and the Association of International Bond Dealers manual, or securities listed on the New York or American Stock Exchanges or with NASDAQ, and Putnam Diversified Income Trust may accept only bonds with prices regularly stated in publications generally accepted by investors. For federal income tax purposes, a purchase of Fund shares with securities will be treated as a sale or exchange of such securities on which the investor will realize a taxable gain or loss. The processing of a purchase of Fund shares with securities involves certain delays while the Fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Mutual Funds. Investors should not send securities to the Fund except when authorized to do so and in accordance with specific instructions received from Putnam Mutual Funds.

     SALES WITHOUT SALES CHARGES OR CONTINGENT DEFERRED SALES
CHARGES. The Fund may sell shares without a sales charge or contingent deferred sales charge to:

     (i) current and retired Trustees of the Fund; officers of the Fund; directors and current and retired U.S. full-time employees of Putnam Management, Putnam Mutual Funds, their parent corporations and certain corporate affiliates; family members of and employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

     (ii) employee benefit plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not offered by tax-exempt funds);

     (iii) clients of administrators of tax-qualified employee benefit plans which have entered into agreements with Putnam Mutual Funds (not offered by tax-exempt funds);

     (iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Mutual Funds; employees of financial institutions having sales agreements with Putnam Mutual Funds or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of Fund shares; and their spouses and children under age 21 (Putnam Mutual Funds is regarded as the dealer of record for all such accounts);

     (v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

     (vi) a trust department of any financial institution purchasing shares of the Fund in its capacity as trustee of any trust, if the value of the shares of the Fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate; and

     (vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial planners who have entered into agreements with Putnam Mutual Funds with respect to such accounts.

     In addition, the Fund may issue its shares at net asset value or more in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies.

     PAYMENTS TO DEALERS. Putnam Mutual Funds may, at its expense, pay concessions in addition to the payments disclosed in the Prospectus to dealers which satisfy certain criteria established from time to time by Putnam Mutual Funds relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

ADDITIONAL INFORMATION ABOUT CLASS A SHARES

     The underwriter's commission is the sales charge shown in the Prospectus less any applicable dealer discount. The dealer discount is the same for all dealers, except that Putnam Mutual Funds retains the entire sales charge on any retail sales made by it. Putnam Mutual Funds will give dealers ten days' notice of any changes in the dealer discount.

     Putnam Mutual Funds offers several plans by which an investor may obtain reduced sales charges on purchases of Class A shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These plans may be altered or discontinued at any time.

     COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations shown in the Prospectus by combining into a single transaction the purchase of Class A shares with other purchases of any class of shares:

          (i) an individual, or a "company" as defined in Section
     2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

          (ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

          (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);

          (iv) tax-exempt organizations qualifying under Section
     501(c)(3) of the Internal Revenue Code (not including
     403(b) plans); and

          (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

     A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with Putnam Mutual Funds.

     CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

     (i) the investor's current purchase; and

     (ii) the maximum public offering price (at the close of business on the previous day) of:

             (a) all shares held by the investor in all of the Putnam funds (except money market funds); and

             (b) any shares of money market funds acquired by exchange from other Putnam funds; and

     (iii) the maximum public offering price of all shares described in paragraph (ii) owned by another shareholder eligible to participate with the investor in a "combined purchase" (see above).

     To qualify for the combined purchase privilege or to obtain the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Mutual Funds with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments.

     STATEMENT OF INTENTION. Investors may also obtain the reduced sales charges for Class A shares shown in the Prospectus for investments of a particular amount by means of a written Statement of Intention, which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the Fund or any other continuously offered Putnam fund (excluding money market funds). Each purchase of Class A shares under a Statement of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Statement. A Statement of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement; however, the 13-month period during which the Statement is in effect will begin on the date of the earliest purchase to be included.

     An investor may receive a credit toward the amount indicated in the Statement equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Statement which are eligible for purchase under a Statement (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

     The Statement of Intention is not a binding obligation
upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not
purchased.   When the full amount indicated has been purchased,
the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

     To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

     To the extent that an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Mutual Funds in accordance with the Prospectus. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied.

     Statements of Intention are not available for certain employee benefit plans.

     Statement of Intention forms may be obtained from Putnam
Mutual Funds or from investment dealers. Interested investors should read the Statement of Intention carefully.

     REDUCED SALES CHARGE FOR GROUP PURCHASES. Members of qualified groups may purchase Class A shares of the Fund at a group sales charge rate of 4.5% of the public offering price (4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price.

     To receive the group rate, group members must purchase
Class A shares through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to Putnam Mutual Funds, together with payment and completed application forms. After the initial purchase, a member may send funds for the purchase of Class A shares directly to Putnam Investor Services. Purchases of Class A shares are made at the public offering price based on the net asset value next determined after Putnam Mutual Funds or Putnam Investor Services receives payment for the shares. The minimum investment requirements described above apply to purchases by any group member. Only Class A shares are included in calculating the purchased amount.

     Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to Putnam Investor Services that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor Services as to the eligibility of the purchasing members of the group.

     Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring Class A shares for the benefit of any of the foregoing.

     A member of a qualified group may, depending upon the value of Class A shares of the Fund owned or proposed to be purchased by the member, be entitled to purchase Class A shares of the Fund at non-group sales charge rates shown in the Prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Mutual Funds or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

     Interested groups should contact their investment dealer or Putnam Mutual Funds. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.

     EMPLOYEE BENEFIT PLANS; INDIVIDUAL ACCOUNT PLANS. The term "employee benefit plan" means any plan or arrangement, whether or not tax-qualified, which provides for the purchase of Class A shares. The term "affiliated employer" means employers who are affiliated with each other within the meaning of Section 2(a)(3)(C) of the Investment Company Act of 1940. The term "individual account plan" means any employee benefit plan whereby
(i) Class A shares are purchased through payroll deductions or otherwise by a fiduciary or other person for the account of participants who are employees (or their spouses) of an employer, or of affiliated employers, and (ii) a separate Investing Account is maintained in the name of such fiduciary or other person for the account of each participant in the plan.

     The table of sales charges in the Prospectus applies to sales to employee benefit plans, except that the Fund may sell Class A shares at net asset value to employee benefit plans, including individual account plans, of employers or of affiliated employers which have at least 750 employees to whom such plan is made available, in connection with a payroll deduction system of plan funding (or other system acceptable to Putnam Investor Services) by which contributions or account information for plan participation are transmitted to Putnam Investor Services by methods acceptable to Putnam Investor Services. The Fund may also sell Class A shares at net asset value to employee benefit plans of employers or of affiliated employers which have at least 750 employees, if such plans are qualified under Section 401 of the Internal Revenue Code.

     Additional information about employee benefit plans and individual account plans is available from investment dealers or from Putnam Mutual Funds.

CONTINGENT DEFERRED SALES CHARGES

     CLASS A SHARES. Class A shares purchased at net asset value by shareholders investing $1 million or more, including purchases pursuant to any Combined Purchase Privilege, Right of Accumulation or Statement of Intention, are subject to a contingent deferred sales charge ("CDSC") of 1.00% or 0.50%, respectively, if redeemed within the first or second year after purchase. The Class A CDSC is imposed on the lower of the cost and the current net asset value of the shares redeemed. The CDSC does not apply to shares sold without a sales charge through participant-directed qualified retirement plans and shares purchased by certain investors investing $1 million or more that have made arrangements with Putnam Mutual Funds and whose dealer of record waived the commission described in the next paragraph.

Except as stated below, Putnam Mutual Funds pays investment dealers of record commissions on sales of Class A shares of $1 million or more based on an investor's cumulative purchases of such shares, including purchases pursuant to any Combined Purchase Privilege, Right of Accumulation or Statement of Intention, during consecutive one-year periods beginning with the date of the initial purchase at net asset value. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter. On sales at net asset value to a participant-directed qualified retirement plan initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates (including a plan sponsored by an employer with more than 750 employees), Putnam Mutual Funds pays commissions on cumulative purchases during the life of the account at the rate of 1.00% of the amount under $3 million and 0.50% thereafter. On sales at net asset value to all other participant-directed qualified retirement plans, Putnam Mutual Funds pays commissions on the initial investment and on subsequent net quarterly sales (gross sales minus gross redemptions during the quarter) at the rate of 0.15%. Money market fund shares are excluded from all commission calculations, except for determining the amount initially invested by a participant-directed qualified retirement plan. Commissions on sales at net asset value to such plans are subject to Putnam Mutual Funds' right to reclaim such commissions if the shares are redeemed within two years.

Different CDSC and commission rates may apply to shares purchased before April 1, 1994.

     CLASS B SHARES. Investors who set up a Systematic Withdrawal Plan (SWP) for a Class B share account (see "Plans Available To Shareholders -- Automatic Cash Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to a SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen a SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from a fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

     ALL SHARES. No CDSC is imposed on shares of any class subject to a CDSC ("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions on CDSC Shares, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares no longer subject to a CDSC and CDSC Shares representing reinvestment of distributions are redeemed first.

     The Fund will waive any CDSC on redemptions, in the case of individual or Uniform Transfers to Minors Act accounts, in case of death or disability or for the purpose of paying benefits pursuant to tax-qualified retirement plans. Such payments currently include, without limitation, (1) distributions from an IRA due to death or disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under section 401(a) or section 403(b)(7) (a "403(b) plan") of the Internal Revenue Code of 1986, as amended (the "Code"), due to death, disability, retirement or separation from service. The Fund will also waive any CDSC in the case of the death of one joint tenant. These waivers may be changed at any time. Additional waivers may apply to IRA accounts opened prior to February 1, 1994.

DISTRIBUTION PLAN

     If the Fund or a class of shares of the Fund has adopted a Distribution Plan, the Prospectus describes the principal features of the Plan. This Statement contains additional information which may be of interest to investors.

     Continuance of a Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect interest in the Plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a Plan must be likewise approved by the Trustees and the Qualified Trustees. No Plan may be amended in order to increase materially the costs which the Fund may bear for distribution pursuant to such Plan without also being approved by a majority of the outstanding voting securities of the Fund or the relevant class of the Fund, as the case may be. A Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Fund or the relevant class of the Fund, as the case may be.

     If Plan payments are made to reimburse Putnam Mutual Funds for payments to dealers based on the average net asset value of Fund shares attributable to shareholders for whom the dealers are designated as the dealer of record, "average net asset value" attributable to a shareholder account means the product of (i) the Fund's average daily share balance of the account and (ii) the Fund's average daily net asset value per share (or the average daily net asset value per share of the class, if applicable). For administrative reasons, Putnam Mutual Funds may enter into agreements with certain dealers providing for the calculation of "average net asset value" on the basis of assets of the accounts of the dealer's customers on an established day in each quarter.

INVESTOR SERVICES

SHAREHOLDER INFORMATION

     Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional Fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The Fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m. and 7:00 p.m. Boston time for more information, including account balances.

YOUR INVESTING ACCOUNT

     The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

     A shareholder may reinvest a recent cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check, endorsed to the order of the Fund. Putnam Investor Services must receive the properly endorsed check within 30 days after the date of the check. Upon written notice to shareholders, the Fund may permit shareholders who receive cash distributions to reinvest amounts representing returns of capital without a sales charge or without being subject to the CDSC.

     The Investing Account also provides a way to accumulate shares of the Fund. In most cases, after an initial investment of $500, a shareholder may send checks to Putnam Investor Services for $50 or more, made payable to the Fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. For Putnam Corporate Asset Trust, the minimum initial investment is $25,000 and the minimum subsequent investment is $5,000. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

     Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Mutual Funds.

     Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the Fund as described under "How to buy shares, sell shares and exchange shares" in the Prospectus.
Money market funds and certain other funds will not issue share certificates. A shareholder may send any certificates which have been previously issued to Putnam Investor Services for safekeeping at no charge to the shareholder.

     Putnam Mutual Funds, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Mutual Funds, which may modify or terminate this service at any time.

     Putnam Investor Services may make special services available to shareholders with investments exceeding $1,000,000.
Contact Putnam Investor Services for details.

     The Fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

REINSTATEMENT PRIVILEGE

CLASS A SHARES

     An investor who has sold shares to the Fund may reinvest (within 90 days) the proceeds of such sale in shares of the Fund, or may be able to reinvest (within 90 days) the proceeds in shares of the other continuously offered Putnam funds (through the Exchange Privilege described in the Prospectus and below). Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Mutual Funds receives a Reinstatement Authorization and will not be subject to any sales charge, including a contingent deferred sales charge.

CLASS B SHARES

     An investor who has sold Class B shares to the Fund may reinvest (within 90 days) the proceeds of such sale in Class B shares of the Fund, or may be able to reinvest (within 90 days) the proceeds in Class B shares of other Putnam funds (through the Exchange Privilege described in the Prospectus and below). Upon such reinvestment, the investor would receive Class B shares at the net asset value next determined after Putnam Mutual Funds receives a Reinstatement Authorization subject to the applicable contingent deferred sales charge calculated for this purpose using the date of the original purchase.

ALL SHARES

     Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of Fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the Fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser.

     Investors who desire to exercise this Privilege should contact their investment dealer or Putnam Investor Services.

EXCHANGE PRIVILEGE

     Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares and no address change has been made within the preceding 15 days. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the Telephone Exchange Privilege.

     Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of Fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the Fund were to suspend redemptions or postpone payment for the Fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Mutual Funds or investment dealers having sales contracts with Putnam Mutual Funds. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The Fund reserves the right to change or suspend the Exchange Privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services.

     Shares of the Fund must be held at least 15 days by the shareholder desiring an exchange. There is no holding period if the shareholder acquired the shares to be exchanged through reinvestment of distributions, transfer from another shareholder, prior exchange or certain employer-sponsored defined contribution plans. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring the exchange.

     Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the Fund, as set forth in the current prospectus of each fund.

     For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's cost. The Exchange Privilege may be revised or terminated at any time. Shareholders would be notified of any such change or suspension.

DIVIDENDS PLUS

     Shareholders may invest the Fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the Fund's distribution is payable. No sales charge or contingent deferred sales charge will apply to the purchased shares unless the Fund is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

     The minimum account size requirement for the receiving fund will not apply if the current value of your account in this Fund is more than $5,000.

     Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a contingent deferred sales charge) may also use their distributions to purchase shares of the Fund at net asset value.

     For federal tax purposes, distributions from the Fund which are reinvested in another fund are treated as paid by the Fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent comprised of taxable income and deemed paid to a taxable shareholder, are taxable.

     The Dividends PLUS program may be revised or terminated at any time.

PLANS AVAILABLE TO SHAREHOLDERS

     The Plans described below are fully voluntary and may be terminated at any time without the imposition by the Fund or Putnam Investor Services of any penalty. All Plans provide for automatic reinvestment of all distributions in additional shares of the Fund at net asset value. The Fund, Putnam Mutual Funds or Putnam Investor Services may modify or cease offering these Plans at any time.

     AUTOMATIC CASH WITHDRAWAL PLAN. An investor who owns or buys shares of the Fund valued at $10,000 or more at the current public offering price may open a Withdrawal Plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the Fund can be combined with payments from other Putnam funds into a single check through a Designated Payment Plan.) Shares are deposited in a Plan account, and all distributions are reinvested in additional shares of the Fund at net asset value (except where the Plan is utilized in connection with a charitable remainder trust). Shares in a Plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor.
The redemption of shares in connection with a Withdrawal Plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a Withdrawal Plan is in effect is $1,000, and an investor may not maintain a Plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and a Withdrawal Plan at the same time. The cost of administering these Plans for the benefit of those shareholders participating in them is borne by the Fund as an expense of all shareholders. The Fund, Putnam Mutual Funds or Putnam Investor Services may terminate or change the terms of the Withdrawal Plan at any time. A Withdrawal Plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

     Investors should consider carefully with their own financial advisers whether the Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Fund and Putnam Investor Services make no recommendations or representations in this regard.

     TAX QUALIFIED RETIREMENT PLANS; 403(B) AND SEP PLANS.
(NOT OFFERED BY FUNDS INVESTING PRIMARILY IN TAX-EXEMPT
SECURITIES.) Investors may purchase shares of the Fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

     Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and

     Individual Retirement Account Plans (IRAs).

     Each of these Plans has been qualified as a prototype plan by the Internal Revenue Service. Putnam Investor Services will furnish services under each plan at a specified annual cost. Putnam Fiduciary Trust Company serves as trustee under each of these Plans.

     Forms and further information on these Plans are available from investment dealers or from Putnam Mutual Funds. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Defined Contribution Plan Services at 1-800-225-2465, extension 8600.

     A 403(b) Retirement Plan is available for employees of public school systems and organizations which meet the requirements of Section 501(c)(3) of the Internal Revenue Code. Forms and further information on the 403(b) Plan are also available from investment dealers or from Putnam Mutual Funds. Shares of the Fund may also be used in simplified employee pension (SEP) plans. For further information on the Putnam prototype SEP plan, contact an investment dealer or Putnam Mutual Funds.

     Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income
Security Act of 1974 or otherwise is recommended.

SIGNATURE GUARANTEES

     Redemption requests for shares having a net asset value of $100,000 or more must be signed by the registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, government securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is acceptable under and conforms with Putnam Fiduciary Trust Company's signature guarantee procedures. A copy of such procedures is available upon request. If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, you must provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

SUSPENSION OF REDEMPTIONS

     The Fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

STANDARD PERFORMANCE MEASURES

     Yield and total return data for the Fund may from time to time be presented in Part I of this Statement and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

     Total return for one-, five- and ten-year periods (or for such shorter periods as the Fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Fund made at the beginning of the period, at the maximum public offering price for Class A shares and net asset value for other classes of shares, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. Total return calculations assume deduction of the Fund's maximum sales charge or contingent deferred sales charge, if applicable, and reinvestment of all Fund distributions at net asset value on their respective reinvestment dates.

     The Fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the Fund during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares and net asset value for other classes of shares on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.

     If the Fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

     If the Fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

     At times, Putnam Management may reduce its compensation or assume expenses of the Fund in order to reduce the Fund's expenses. The per share amount of any such fee reduction or assumption of expenses during the Fund's past ten fiscal years (or for the life of the Fund, if shorter) is reflected in the table in the section entitled "Financial history" in the Prospectus. Any such fee reduction or assumption of expenses would increase the Fund's yield and total return during the period of the fee reduction or assumption of expenses.

     All data are based on past performance and do not predict future results.

COMPARISON OF PORTFOLIO PERFORMANCE

     Independent statistical agencies measure the Fund's investment performance and publish comparative information showing how the Fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the Fund may distribute these comparisons to its
shareholders or to potential investors.   THE AGENCIES LISTED
BELOW MEASURE PERFORMANCE BASED ON THEIR OWN CRITERIA RATHER THAN ON THE STANDARDIZED PERFORMANCE MEASURES DESCRIBED IN THE PRECEDING SECTION.

     LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, reflecting generally changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, for example year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     MORNINGSTAR, INC. distributes mutual fund ratings twice a month. The ratings are divided into five groups:
     highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds with similar objectives. The performance factor is a weighted-average assessment of the Fund's 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.

     CDA/WIESENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Independent publications may also evaluate the Fund's performance. Certain of those publications are listed below, at the request of Putnam Mutual Funds, which bears full responsibility for their use and the descriptions appearing below. From time to time the Fund may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

     BUSINESS WEEK publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Funds are not categorized; they compete in a large universe of over 2000 funds. The source for rankings is data generated by Morningstar, Inc.

     INVESTOR'S BUSINESS DAILY publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges. Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

     BARRON'S periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Funds, Growth Funds, U.S. Government Funds, Equity Income Funds, Global Funds, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

     THE WALL STREET JOURNAL publishes its Mutual Fund Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

     FORTUNE magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Funds are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds, etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3-year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

     MONEY magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

     FINANCIAL WORLD publishes its monthly Independent Appraisals of Mutual Funds, a survey of approximately 1000 mutual funds. Funds are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate- and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D-rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, MD.

     FORBES magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Funds performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

     KIPLINGER'S PERSONAL FINANCE MAGAZINE (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Funds are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Funds compete in categories of similar funds--aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc. Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Funds are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

     U.S. NEWS AND WORLD REPORT periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Funds compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

     THE 100 BEST MUTUAL FUNDS YOU CAN BUY (1992), authored by Gordon K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria.
     First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a five-point system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent."

     In addition, Putnam Mutual Funds may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.

DEFINITIONS

"Putnam Management"         --  Putnam Investment Management,
                                Inc., the Fund's investment
                                manager.

"Putnam Mutual Funds"       --  Putnam Mutual Funds Corp., the
                                Fund's principal underwriter.

"Putnam Fiduciary Trust     --  Putnam Fiduciary Trust Company,
 Company"                       the Fund's custodian.

"Putnam Investor Services"  --  Putnam Investor Services, a
                                division of Putnam Fiduciary
                                Trust Company, the Fund's
                                investor servicing agent.

             PUTNAM NEW YORK TAX EXEMPT INCOME FUND
          PUTNAM NEW YORK TAX EXEMPT MONEY MARKET FUND

                            FORM N-1A
                             PART C

                        OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Index to Financial Statements and Supporting
              Schedules:

              (1) Financial Statements for Putnam New York Tax
                  Exempt Income Fund and Putnam New York Tax
                  Exempt Money Market Fund:

                  Statement of assets and liabilities -- November
                  30,

   1993(a)    .
                  Statement of operations -- year ended November
                  30,    1993(a)    .
                  Statement of changes in net assets -- years
                  ended November 30,    1993     and November 30,
                      1992(a)    .
                     Financial highlights(a)(b)    .
                  Notes to financial statements(a).

              (2) Supporting Schedules:

                  Schedule I -- Portfolio of investments owned --
                  November 30,    1993(a)    .
                  Schedule II through IX omitted because the required matter is not present.

-------------------

                  (a)    Incorporated by reference into Parts A
                      and     B.
                  (b) Included in Part A.

         (b)  Exhibits:

              1.    Agreement and Declaration of Trust, as
                    amended and restated November 9, 1992, for Putnam New York Tax Exempt Income Fund -- Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement.

                    Agreement and Declaration of Trust, as
                    amended and restated July 13, 1992, for
                    Putnam New York Tax Exempt Money Market Fund
                    --    Incorporated by reference to Post-
                    Effective Amendment No. 6 to the Registrant's Registration Statement.

              2.    By-Laws, as amended through    September 9,
                    1993     for Putnam New York Tax Exempt
                    Income Fund    and            Putnam New York
                    Tax Exempt Money Market Fund --    Exhibit
                    1.

              3.    Not applicable.

              4a.   Class A Specimen share certificate for Putnam
                    New York Tax Exempt Income Fund --
                    Incorporated by reference to Post-Effective
                    Amendment No. 13 to the Registrant's
                    Registration Statement.

              4b.   Class B Specimen share certificate for Putnam
                    New York Tax Exempt Income    Fund --
                    Incorporated by reference to Post-Effective
                    Amendment No. 13 to the Registrant's
                    Registration Statement.

              4c.   Portions of Agreement and Declaration of
                    Trust relating to Shareholders' Rights for Putnam New York Tax Exempt Income Fund --
                    Exhibit 2.

                    Portions of Agreement and Declaration of Trust relating to Shareholders' Rights for Putnam New York Tax Exempt Money Market Fund
                    -- Exhibit 3.

              4d.   Portions of By-Laws Relating to Shareholders'
                    Rights for Putnam New York Tax Exempt Income
                    Fund and Putnam New York Tax Exempt Money
                    Market     Fund -- Exhibit 4.

              5. Copy of Management Contract dated July 11, 1991 for Putnam New York Tax Exempt Income Fund -- Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement.


                    Copy of    Management     Contract dated
                       July     9,    1992     for Putnam New
                    York Tax Exempt Money Market Fund --
                    Incorporated by reference to Post-Effective
                    Amendment No.    6     to the Registrant's
                    Registration Statement.

                 6a.
         Copy of    Distributor's     Contract    dated January
         1, 1993     for Putnam New York Tax     Exempt
         Income Fund -- Incorporated by reference to Post-
         Effective Amendment No.     13     to the Registrant's
         Registration Statement.

                    Copy of    Distributor's     Contract
                       dated September 9, 1988     for Putnam New
                    York Tax Exempt Money Market Fund --
                    Incorporated by reference to Post-Effective
                    Amendment No.    2     to the Registrant's
                    Registration Statement.

                 6b.
         Copy of     Specimen    Dealer     Sales Contract for
         Putnam New York Tax         Income    Fund and for
         Putnam New York Tax Exempt Money Market     Fund --
            Exhibit 5.

              6c    .
                            Specimen Financial Institution Sales
                    Contract for Putnam New York Tax Exempt
                    Income Fund and Putnam New York Tax
                    Exempt     Money Market Fund --    Exhibit
                    6.

              7.    Not applicable.

              8.    Copy of Custodian Agreement with Putnam
                    Fiduciary Trust Company dated May 3, 1991   ,
                    as amended July 13, 1992     for Putnam New
                    York Tax Exempt Income Fund    and
                    Putnam New York Tax Exempt Money Market Fund
                    --    Exhibit 7.

              9. Copy of Investor Servicing Agreement dated June 3, 1991 for Putnam New York Tax Exempt Income Fund -- Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement.

                    Copy of Investor Servicing Agreement dated
                    June 3, 1991 for Putnam New York Tax Exempt
                    Income Fund -- Incorporated by reference to
                    Post-Effective Amendment No. 5 to the
                    Registrant's Registration Statement.

              10. Opinion of Ropes & Gray, including consent for Putnam New York Tax Exempt Income Fund --
                    Incorporated by reference to Pre-Effective
                    Amendment No. 1 to the Registrant's
                    Registration Statement.

                    Opinion of Ropes & Gray, including consent
                    for Putnam New York Tax Exempt Money Market
                    Fund -- Exhibit    8    .

              11.   Not applicable.

              12.   Not applicable.

              13.   Investment Letter from         Putnam
                       Investment     Management        , Inc. to
                    the Class A shares of Putnam New York Tax
                    Exempt Income Fund --Incorporated by
                    reference to the Registrant's Pre-Effective
                    Amendment No. 1 to the Registrant's
                    Registration Statement.

                    Investment Letter from         Putnam
                       Investment     Management        , Inc. to
                    the Class B shares of Putnam New York Tax
                    Exempt Income Fund --    Incorporated by
                    reference to Post-Effective Amendment No. 13 to the Registrant's Registration
                    Statement.

                    Investment Letter from The Putnam Management
                    Company, Inc. to Putnam New York Tax Exempt
                    Money Market Fund -- Incorporated by
                    reference to the Registrant's Initial
                    Registration Statement.

              14.   Not applicable.

              15a. Copy of Class A Distribution Plan dated January 1, 1993 for Putnam New York Tax
                    Exempt Income Fund --    Incorporated by
                    reference to Post-Effective Amendment No. 13 to the Registrant's Registration
                    Statement.

                    Copy of Class B Distribution Plan dated
                    January 1, 1993 for Putnam New York Tax
                    Exempt Income Fund --    Incorporated by
                    reference to Post-Effective Amendment No. 13 to the Registrant's Registration
                    Statement.

                    Copy of Distribution Plan, as adopted
                    September 11, 1987, and as amended January 1, 1990, for Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement.
              15b. Copy of Specimen Dealer Service Agreement for Putnam New York Tax Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement.

              15c.  Copy of Specimen Financial Institution
                    Service Agreement for Putnam New York Tax
                    Exempt Money Market Fund -- Incorporated by reference to Post-Effective Amendment No. to the Registrant's Registration Statement.

              16.   Schedules for computation of performance
                    quotations for Putnam New York Tax Exempt
                    Income Fund        -- Exhibit    9    .

                    Schedules for computation of performance
                    quotations for Putnam New York Tax Exempt
                    Money Market Fund        -- Exhibit
                       10    .

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
         REGISTRANT

         None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

         As of    January 31, 1994     the number of shares of
beneficial interest of the Registrants held of record were as follows:

                                                   Number of
                                                Record Holders
                                                ---------------

Putnam New York Tax Exempt Income Fund
  - Class A shares                              53,528
   Putnam New York Tax Exempt Income Fund
  - Class B shares                               5,558
Putnam New York Tax Exempt Money Market Fund     2,983

ITEM 27.    INDEMNIFICATION

         The information required by this item is incorporated by reference from Putnam New York Tax Exempt Income Fund's initial Registration Statement on Form N-1A under the Investment
Company Act of 1940 (File No. 811-3741).

         The information required by this item is incorporated by reference from Putnam New York Tax Exempt Money Market Fund's initial Registration Statement on Form N-1A under the Investment
Company Act of 1940 (File No. 811-5335).

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Except as set forth below, the directors and officers of the Registrant's investment adviser have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of its corporate affiliates. Certain officers of the investment adviser serve as officers of some or all of the Putnam funds. The address of the investment adviser, its corporate affiliates and the Putnam Funds is One Post Office Square, Boston, Massachusetts 02109.

NAME                      NON-PUTNAM BUSINESS AND OTHER
    CONNECTIONS

Christopher J. Ainley     Prior to March, 1992, Vice President,
Vice President              J.P. Morgan Investment Management,
                          522 Fifth Avenue, New York, NY 10021

Gail S. Attridge          Prior to November, 1993, International
Vice President              Analyst, Keystone Custodian Funds,
                          200 Berkley Street, Boston, MA 02116

Dolores Snyder Bamford    Prior to June, 1992, Research
Assistant Vice President    Associate, Fidelity Investments, 82
                          Devonshire St., Boston, MA 02109

Charles L. Beach          Prior to May, 1992, Senior Analyst,
Assistant Vice President    Dean Witter Investment Banking,
                          One Financial Center,
                          Boston, MA 02110

Edward P. Bousa           Prior to October, 1992, Vice President
Senior Vice President       and Portfolio Manager, Fidelity
                          Investments, 82 Devonshire St.,
                          Boston, MA 02109

Kathleen M. Brant         Prior to June, 1992, Global Bond
Vice President              Trader, Fidelity Investments,
                          82 Devonshire St., Boston, MA 02109

Leslie J. Burke           Prior to February, 1992, Research
Assistant Vice President    Associate, Fidelity Investments, 82
                          Devonshire St., Boston, MA 02109

Peter Carman              Prior to August, 1993, Chief
Senior Managing Director    Investment Officer, Chairman, U.S.
                          Equity Investment Policy Committee,
                          Member of Board of Directors,
                          Sanford C. Bernstein & Co., Inc.,
                          767 Fifth Avenue, New York, NY 10153

Anna Coppola              Prior to May, 1993, Associate,
Assistant Vice President    Heidrick & Struggles, One Post
                          Office Square, Boston, MA 02109

Kathleen Crews            Prior to February, 1993, Assistant
Assistant Vice President    Vice President, Alliance Capital
                          Management, L.P., 1345 Avenue of
                          the Americas, New York, NY 10105
                          York, NY

Kenneth L. Daly           Prior to September, 1993, Vice
Senior Vice President       President, Fidelity Investments,
                          82 Devonshire St., Boston, MA 02109

Richard B. England        Prior to December, 1992, Investment
Vice President              Officer, Aetna Equity Investors,
                          151 Farmington Avenue, Hartford,
                          CT, 06156

Joseph F. Feeney, Jr.     Prior to June, 1992, Assistant
Assistant Vice President    Vice President, Bank of Boston,
                          100 Federal St., Boston, MA 02110

Jonathan H. Francis       Prior to March, 1993, President,
Assistant Vice President    J.H. Francis & Co., N. Pheasant
                          Lane, Westport, CT 06880

Judy P. Frodigh           Prior to June, 1992, Manager, Human
Vice President              Resources, Massachusetts Financial
                          Services, Inc., 500 Boylston St.,
                          Boston, MA 02110

James F. Giblin           Prior to April, 1993, Managing
Senior Vice President       Director, CIGNA Corp. Investments,
                          Inc., 900 Cottage Grove Rd.
                          Bloomfield, CT 06152

Thomas C. Goggins         Prior to June, 1993, Portfolio
Vice President              Manager, Transamerica Investment
                          Services, 1150 South Olive Street,
                          Los Angeles, CA 90015

Corey A. Griffin          Prior to June, 1992, Vice President,
Assistant Vice President    Coldwell Banker Commercial Real
                          Estate
    Services, 70-80 Lincoln St.,
                          Boston,
    MA 02111

Daniel J. Grim            Prior to May 1993, Consultant,
Vice President              Connie
                          Lee, 2445 M Street N.W.,
                          Washington, D.C. 20037;
                          Chief Operating Officer, Boardwalk,
                          Inc., Minocqua, WI 54548

Billy P. Han              Prior to December, 1992, Vice
Assistant Vice President    President, Scudder, Stevens & Clark,
                          Inc., 160 Federal Street, Boston, MA
                          02110

Stephon A. Jackson        Prior to December, 1992,  nalyst,
Assistant Vice President    Arco Investment Management Co.,
                          515 South Flower Street,
                          Los Angeles, CA 91030

David J. Jallits          Prior to August, 1992, Vice President,
Vice President              Citibank Corp., 55 Water Street,
                          New York, NY 10043

Jeffrey L. Knight         Prior to March, 1993, Teacher,
Vice President              Greater Newburyport Educational
                          Collaborative, Newburyport, MA 01950

Jeffrey J. Kobylarz       Prior to May, 1993, Credit Analyst,
Vice President              Dean Witter Reynolds, Inc.,
                          Two World Trade Center,
                          New York, NY 10048

Ami T. Kuan               Prior to June, 1992, Equity Analyst,
Assistant Vice President    Fidelity Investments, 82 Devonshire
                          St., Boston, MA 02109

Lawrence J. Lasser        Director, Marsh & McLennan Companies,
President, Director         Inc., 1221 Avenue of the Americas,
and Chief Executive         New York, NY  10020
Officer                   Director, INROADS/Central New England,
                          Inc., 99 Bedford St., Boston,
                          MA 02111

Robert A. Madore          Prior to October, 1992, Senior Vice
Vice President              President and Portfolio Manager,
                          Fiduciary Captial Management, Inc.
                          51 Sherman Hill Rd., Woodbury,
                          CT 06798

Frederick S. Marius       Prior to September, 1992, Associate

Assistant Vice President    Attorney at Skadden Arps, One
Associate Counsel           Beacon St., Boston, MA 02109

Andrew S. Matteis         Prior to March, 1993, Vice President,
Vice President              Fitch Investors Service, One
                          State Street Plaza, New York
                          NY 10004

Michael J. Mufson         Prior to June, 1993, Senior Equity
Vice President              Analyst, Stein Roe & Farnum,
                          One South Wacker Drive, Chicago, Il
                          60606

Warren Naphtal            Prior to January, 1994, Managing
Senior Vice President       Director, Continental Bank, 231
                          So. Lasalle St., Chicago, IL 60697

Jeffrey W. Netols         Prior to February, 1993, Portfolio
Senior Vice President       Analyst, Associated Bank,
                          200 N. Adams, Greenbay, WI 54307

Brian O'Keefe             Prior to December, 1993, Vice
Vice President              President - Foreign Exchange
                          Trader, Bank of Boston, 100 Federal
                          Street, Boston, MA 02109

Pat G. Patel              Prior to April, 1993, Regional
Assistant Vice President    Manager, Zacks Investment Research,
                          155 N. Wacker Drive, Chicago,
                          IL 60606

George Putnam             Chairman and Director, Putnam Mutual
Chairman and Director       Funds Corp.
    Director, The Boston Company, Inc.,
                          One Boston Place, Boston, MA 02108
    Director, Boston Safe Deposit and
                          Trust Company, One Boston Place,
                          Boston, MA 02108
    Director, Freeport-McMoRan, Inc., 200
                          Park Avenue, New York, NY  10166
    Director, General Mills, Inc., 9200
                          Wayzata Boulevard, Minneapolis,
                          MN 55440
    Director, Houghton Mifflin Company,
                          One Beacon Street, Boston, MA 02108
    Director, Marsh & McLennan Companies,
                          Inc., 1221 Avenue of the Americas,
                          New York, NY 10020
    Director, Rockefeller Group, Inc.,
                          1230 Avenue of the Americas,
                          New York, NY 10020

Christopher A. Ray        Prior to January, 1993, Vice President
Vice President              and Portfolio Manager at Scudder,
                          Stevens & Clark, Inc., 160 Federal
                          Street, Boston, MA 02110

Charles A. Ruys de Perez  Prior to August, 1992, Associate,
Vice President and          Debevoise and Plimpton,
Senior Counsel              875 Third Ave., New York, NY 19022

Mark J. Siegel            Prior to June, 1993, Vice President,
Vice President              Salomon Brothers International,
                          Ltd., Victoria Plaza, 111 Buckingham
                          Palace Road, London SW1W 0SB,
                          England

Joanne Soja               Prior to June, 1993, Managing
Senior Vice President       Director/Portfolio Manager,
                          Chancellor Capital Management,
                          153 East 53rd Street, New York, NY
                          10002

Harlan R. Sonderling      Prior to March, 1992, Vice President,
Vice President              Mutual of America Life Insurance
                          Company, 666 Fifth Avenue, New
                          York, NY 10103

Douglas T. Terreson       Prior to October, 1992, Investment
Vice President              Analyst, Sunbank Capital Management,
                          200 South Orange Avenue, Orlando,
                          FL, 32802

Bonnie L. Troped          Prior to May, 1993, Assistant Vice
Vice President            President/Director of Corporate
                          Events, The Boston Company, One
                          Boston Place, Boston, MA 02108

F. Mark Turner            Prior to November, 1992, Managing
Managing Director           Director, Scudder, Stevens & Clark,
                          160 Federal St., Boston, MA 02110

Thomas M. Turpin          Prior to March, 1993, Vice President
Senior Vice President       The Boston Company, One Boston
                          Place, Boston, MA 02108

John D. Weber             Prior to June, 1992, Associate,
Assistant Vice President    Citicorp Venture Capital, Ltd.
                          399 Park Avenue, New York, NY 10043

ITEM 29. PRINCIPAL UNDERWRITER

    (a) Putnam Mutual Funds Corp. is the principal underwriter for each of the following investment companies, including the Registrant:

Putnam Adjustable Rate U.S. Government Fund, Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asia Pacific Growth Fund, Putnam Asset Allocation Funds, Putnam Balanced Government Fund, Putnam California Tax Exempt Income Fund, Putnam California Tax Exempt Money Market Fund, Putnam Capital Appreciation Fund, Putnam Capital Growth and Income Fund, Putnam Capital Manager Trust, Putnam Convertible Income-Growth Trust, Putnam Corporate Asset Trust, Putnam Daily Dividend Trust, Putnam Diversified Income Trust, Putnam Dividend Growth Fund, Putnam Energy-Resources Trust, Putnam Equity Income Fund, Putnam Europe Growth Fund, Putnam Federal Income Trust, Putnam Florida Tax Exempt Income Fund, The George Putnam Fund of Boston, Putnam Global Governmental Income Trust, Putnam Global Growth Fund, Putnam Growth Fund, The Putnam Fund for Growth and Income, Putnam Health Sciences Trust, Putnam High Yield Trust, Putnam High Yield Advantage Fund, Putnam Income Fund, Putnam Investors Fund, Putnam Managed Income Trust, Putnam Massachusetts Tax Exempt Income Fund II, Putnam Michigan Tax Exempt Income Fund II, Putnam Minnesota Tax Exempt Income Fund II, Putnam Municipal Income Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New Opportunities Fund, Putnam New York Tax Exempt Income Fund, Putnam New York Tax Exempt Money Market Fund, Putnam New York Tax Exempt Opportunities Fund, Putnam Ohio Tax Exempt Income Fund II, Putnam OTC Emerging Growth Fund, Putnam Overseas Growth Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam Research Analyst Fund, Putnam Tax-Free Income Trust, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Texas Tax Exempt Income Fund, Putnam U.S. Government Income Trust, Putnam Utilities Growth and Income Fund, Putnam Vista Fund, Putnam Voyager Fund

(b) The directors and officers of the Registrant's principal underwriter are:

POSITIONS AND OFFICES        Positions and Offices
Name                           with Underwriter                    WITH REGISTRANT
Paulette C. Amisano        Vice President                               None
Ronald J. Anwar            Vice President                               None
Karen M. Apatow            Assistant Vice President                     None
Steven E. Asher            Senior Vice President                        None
Georgette M. Bacca         Vice President                               None
Ira G. Baron               Senior Vice President                        None
John L. Bartlett           Senior Vice President                        None
Robert A. Benish           Assistant Vice President                     None
John J. Bent               Vice President                               None
James R. Besher            Vice President                               None
Maureen L. Boisvert        Vice President                               None
Keith R. Bouchard          Vice President                               None
Leslee R. Bresnahan        Vice President                               None
James D. Brockelman        Vice President                               None
Kathleen T. Brogan         Vice President                               None
Scott P. Brogan            Vice President                               None
Gail Buckner               Senior Vice President                        None
Martha B. Bunker           Assistant Vice President                     None
Jon D. Burke               Senior Vice President                        None
Robert W. Burke            Senior Managing Director                     None
Richard P. Busher          Vice President                               None
Ellen S. Callahan          Assistant Vice President                     None
William A. Campagna        Vice President                               None
Lauren M. Campbell         Assistant Vice President                     None
Charles A. Carey           Assistant Vice President                     None
Patricia A. Cartwright     Assistant Vice President                     None
Christopher D. Caton       Assistant Vice President                     None
Dana F. Clark              Vice President                               None
James E. Clinton           Assistant Vice President                     None
Kathleen M. Collman        Managing Director                            None
Mark L. Coneeny            Vice President                               None
Donald A. Connelly         Senior Vice President                        None
Anna Coppola               Assistant Vice President                     None
F. Nicholas Corvinus       Senior Vice President                        None
Kenneth L. Daly            Senior Vice President                        None
Nancy M. Days              Assistant Vice President                     None
Daniel Delianedis          Vice President                               None
Janice D. Delory           Assistant Vice President                     None
J. Thomas Depres           Senior Vice President                        None
Scott M. Donaldson         Assistant Vice President                     None
Emily J. Durbin            Assistant Vice President                     None
David B. Edlin             Vice President                                None
James M. English           Vice President                               None
Vincent Esposito           Senior Vice President                        None
Susan H. Feldman           Vice President                               None
Paul F. Fichera            Vice President                               None
C. Nancy Fisher            Senior Vice President                        None
Mitchell B. Fishman        Assistant Vice President                     None
Joseph C. Fiumara          Vice President                               None
Patricia C. Flaherty       Senior Vice President                        None
Judy P. Frodigh            Vice President                               None
Samuel F. Gagliardi        Vice President                               None
Judy S. Gates              Vice President                               None
Richard W. Gauger          Assistant Vice President                     None
Joseph P. Gennaco          Vice President                               None
Steven E. Gibson           Managing Director                            None
Robert Goodman             Managing Director                            None
Robert G. Greenly          Vice President                               None
Daniel W. Greenwood        Vice President                               None
Keith E. Gregg             Vice President                               None
Thomas W. Halloran         Vice President                               None
Marilyn M. Hausammann      Senior Vice President                        None
Howard W. Hawkins, III     Vice President                               None
Jill M. Hayes              Vice President                               None
Paul P. Heffernan          Vice President                               None
Susan M. Heimanson         Vice President                               None
Katherine L. Hickney       Vice President                               None
Bradley J. Hilsabeck       Vice President                               None
Bess J.M. Hochstein        Vice President                               None
Sherrie V. Holder-Watts    Vice President                               None
Maureen A. Holmes          Assistant Vice President                     None
William J. Hurley          Senior Vice President                        None
Gregory E. Hyde            Vice President                               None
Dwight D. Jacobsen         Vice President                               None
Douglas B. Jamieson        Director & Senior Managing Director          None
Kevin M. Joyce             Senior Vice President                        None
James J. Kilbane           Vice President                               None
Deborah H. Kirk            Senior Vice President                        None
Jill A. Koontz             Assistant Vice President                     None
Howard H. Kreutzberg       Senior Vice President                        None
Christopher W. LaPierre    Assistant Vice President                     None
Mary E. Ledwith            Vice President                               None
Edward V. Lewandowski, Sr. Vice President                               None
Edward V. Lewandowski, Jr. Vice President                               None
Ann-Marie Linehan          Vice President                               None
Rufino R. Lomba            Assistant Vice President                     None
Philip J. Lussier          Managing Director                            None
Ann Malatos                Assistant Vice President                     None
Renee L. Maloof            Assistant Vice President                     None
Frederick S. Marius        Assistant Vice President                     None
Karen E. Marotta           Assistant Vice President                     None
Kathleen M. McAnulty       Assistant Vice President                     None
Anne B. McCarthy           Assistant Vice President                     None
Marla J. McDougall         Assistant Vice President                     None
Walter S. McFarland        Vice President                               None
Greg J. McMillan           Assistant Vice President                     None
Robert E. McMurtrie        Vice President                               None
Claye A. Metelmann         Assistant Vice President                     None
J. Chris Meyer             Senior Vice President                        None
Ronald K. Mills            Vice President                               None
Mitchell L. Moret          Vice President                               None
Donald E. Mullen           Vice President                               None
Brendan R. Murray          Vice President                               None
Robert Nadherny            Vice President                               None
Alexander L. Nelson        Managing Director                            None
Mary K. Nickerson          Vice President                               None
John P. Nickodemus         Vice President                               None
Michael C. Noonis          Assistant Vice President                     None
Peter A. Nyhus             Vice President                               None
Kristen P. O'Brien         Vice President                               None
Donald O'Fee               Vice President                               None
Edward J. O'Hara           Assistant Vice President                     None
Lorie C. O'Malley          Senior Vice President                        None
Philip G. Padgett, Jr.     Vice President                               None
Richard N. Pallan          Senior Managing Director                     None
Scott A. Papes             Vice President                               None
Cynthia O. Parr            Vice President                               None
John D. Pataccoli          Vice President                               None
Joseph Phoenix             Vice President                               None
Jeffrey E. Place           Vice President                               None
Keith Plapinger            Vice President                               None
Douglas H. Powell          Vice President                               None
George Putnam              Director                             Chairman & President
Douglas F. Rowe            Vice President                               None
Robert B. Rowe             Vice President                               None
Kevin A. Rowell            Vice President                               None
Thomas C. Rowley           Vice President                               None
Charles Ruys de Perez      Vice President                               None
Laurie A. Ryan             Assistant Vice President                     None
Catherine A. Saunders      Vice President                               None
Robbin L. Saunders         Assistant Vice President                     None
Karl W. Saur               Vice President                               None
Christine A. Scordato      Vice President                               None
Kathleen G. Sharpless      Senior Vice President                        None
John F. Sharry             Senior Vice President                        None
John B. Shamburg           Vice President                               None
Vincent P. Sheehan         Vice President                               None
William N. Shiebler        Director, Chief Executive               Vice President
    Officer and President
Daniel S. Shore            Vice President                               None
Gordon H. Silver           Senior Managing Director                     None
Nicholas T. Stanojev       Vice President                               None
Matthew S. Stein           Assistant Vice President                     None
Moira A. Sullivan          Vice President                               None
Janet C. Sweeney           Vice President                               None
Edward M. Syring, Jr.      Vice President                               None
James S. Tambone           Senior Vice President                        None
B. Iris Tanner             Assistant Vice President                     None
Louis Tasiopoulos          Senior Vice President                        None
David S. Taylor            Vice President                               None
John R. Telling            Vice President                               None
Richard B. Tibbetts        Senior Vice President                        None
Patrice M. Tirado          Vice President                               None
Janet E. Tosi-Barry        Assistant Vice President                     None
Bonnie L. Troped           Vice President                               None
Larry R. Unger             Vice President                               None
Douglas J. Vander Linde    Vice President                               None
John F. Wallin             Senior Vice President                        None
Edward F. Whalen           Vice President                               None
Robert J. Wheeler          Senior Vice President                        None
John B. White              Vice President                               None
Kirk E. Williamson         Vice President                               None
Leigh T. Williamson        Vice President                               None
Benjamin Woloshin          Vice President                               None
William H. Woolverton      Senior Vice President and Clerk              None
Timothy R. Young           Vice President                               None
Ronald J. Zucker           Senior Vice President                        None

The principal business address of each person listed above is One
Post Office Square, Boston, MA 02109, except for:

Mr. Anwar 25-49 86th Street, Jackson Heights, NY 11369
Mr. Bartlett, 1946 Westholme Avenue, Los Angeles, CA 90025
Mr. Besher, 8141 S. 77th East Ave., Tulsa, OK 74133
Mr. Bouchard, 18 Brice Rd., Annapolis, MD 21401
Mr. Brogan, 1601-Q Bridge Mill Road, Marietta, GA 30067
Ms. Buckner, 235 Walton Street, Englewood, NJ 07631
Mr. Burke, 2333 Stormcroft Court, Westlake Village, CA 91361
Mr. Busher, 12005 Ridge Knoll Drive, Fairfax, VA 22033
Mr. Connelly, 4634 Mirada Way, Sarasota, FL 34238
Mr. Corvinus, 208 Water St., Newburyport, MA 01950
Mr. Edlin, 7 River Road, 305 Palmer Point, Cos Cob, CT 06807
Mr. English, 1184 Pintail Circle, Boulder, CO 80303
Mr. Goodman, 14 Clover Place, Cos Cob, CT 06807
Mr. Halloran, 19449 Misty Lake Drive, Strongsville, OH 44136
Mr. Hyde, 3305 Sulky, Marietta, GA 30067
Mr. Jacobsen, 3 Sylvan Court, Pompton Plains, NJ 07444
Ms. Kirk, 124 Rivermist Dr., Buffalo, NY 14202
Mr. Lewandowski, 805 Darrell Road, Hillsborough, CA 94010
Mr. Lewandowski, Jr., 2120 The Strand, Manhattan Beach, CA 90266 Mr. McFarland, P.O. Box 4189, Chesterfield, MO 63006
Mr. McMurtrie, 14529 Glastonbury, Detroit, MI 48223
Mr. Moret, 4519 Lawn Avenue, Western Springs, IL 60558
Mr. Murray, 528 Plum Street, Syracuse, NY 13024
Mr. Nadherny, 9714 Marmount Drive, Seattle, WA 98117
Mr. Nickodemus, 1232 B Louden St., Cincinnati, OH 45202
Mr. Nyhus, 7203 Oak Pointe Curve, Bloomington, MN 55438
Mr. O'Fee, 1012 Vista Del Mar Drive, Delray Beach, FL 33483
Mr. Padgett, Jr., 7709 Charleston Drive, Bethesda, MD 20817
Mr. Papes, 1127 Olive Lake Drive, St. Louis, MO 63132
Mr. Pataccoli, 125 41st Street, Manhattan Beach, Ca 90266
Mr. Phoenix, 1426 Asbury Avenue, Hubbard Woods, IL 60093
Mr. Place, 4211 Loch Highland Parkway, Roswell, GA 30075
Mr. Powell, 2823 34th Avenue West, Seattle, WA 98199
Mr. D. Rowe 2309 Woodmont Circle, Heath, TX 75087
Mr. R. Rowe, 109 Shore Drive, Longwood, FL  32779
Mr. Rowell, 3535 East Coast Highway, Corona Del Mar, CA 92625 Mr. Rowley, 10061 S. Wood, Chicago, IL 60643
Ms. Saunders, 6400 Christie Avenue, Emeryville, CA 94608
Mr. Shamburg, 10603 N. 100th Street, Scottsdale, AZ 85260
Mr. Sheehan, Parkway Center, 1150 Galapago, Denver, CO 80204
Mr. Shore, 1100 Charlotte, Austin, TX 78203
Mr. B. Sullivan, 777 Pinoake Road, Mt. Lebanon, PA 15243
Ms. M. Sullivan, 493 Zinfandel Lane, St. Helena, CA 94574
Ms. Sweeney, 8 Surf Street, Marblehead, MA 01945
Mr. Syring, 7540 Mandarian Dr., Boca Raton, FL 33433
Mr. Telling, 329 Belt Avenue, St. Louis, MO 63112
Mr. Unger, 212 E. Broadway, Suite 903, New York, NY 10002
Mr. Vessels, 7 Riverview Drive, Norwalk, CT 06850
Mr. Williamson, 32 Kramer Place, Mandeville, LA 70448
Mr. White, 23 Wellington St., Arlington, MA 02174
Mr. Woloshin, 730 North Bundy Drive, Los Angeles, CA 90049

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

         Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's Clerk, Beverly
Marcus; Registrants' investment adviser,         Putnam
   Investment     Management        , Inc.; Registrants'
principal underwriter, Putnam Mutual Funds Corp.; Registrants' custodian, Putnam Fiduciary Trust Company ("PFTC"); and Registrants' transfer and dividend disbursing agent, Putnam Investor Services, a division of PFTC. The address of the Clerk, investment adviser, principal underwriter, custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.

ITEM 31.  MANAGEMENT SERVICES

         None.

ITEM 32.  UNDERTAKINGS

            The Registrant undertakes to furnish to each person to whom a prospectus of the Registrant is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

               CONSENT OF INDEPENDENT ACCOUNTANTS

         We         consent to the incorporation by reference in
the Prospectus and Statement of Additional Information constituting part of these Post-Effective Amendments to the Registration Statements on Form N-1A (File Nos. 2-83909 and 33-17344), respectively, of our report for Putnam New York Tax
Exempt Income Fund dated January    12, 1994    , and our report
for Putnam New York Tax Exempt Money Market Fund dated January
12,    1994,     on our     audits     of the financial
statements and    financial highlights     of Putnam New York Tax
Exempt Income Fund and Putnam New York Tax Exempt Money Market
Fund which report is included in the Annual Report    for Putnam
New York Tax Exempt Income Fund and Putnam New York Tax Exempt
Money Market Fund     to shareholders for the year ended November
30,    1993    .

         We    also     consent to the    references     to our
firm under the captions    "Financial highlights" in the
Prospectus and     "Independent Accountants    and Financial
Statements    " in the Statement of Additional Information.

                                                COOPERS & LYBRAND
Boston, Massachusetts
   March 30, 1994

                             NOTICE

         A copy of the Agreements and Declarations of Trust of Putnam New York Tax Exempt Income Fund and Putnam New York Tax Exempt Money Market Fund are on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of each Registrant by an officer of each Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrants.

                         POWER OF ATTORNEY

      I, the undersigned Trustee of Putnam New York Tax Exempt Income Fund, hereby severally constitute and appoint George Putnam, Charles E. Porter, Gordon H. Silver, Edward A. Benjamin, Timothy W. Diggins and John W. Gerstmayr, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statement on Form N-1A of Putnam New York Tax Exempt Income Fund and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

      WITNESS my hand and seal on the date set forth below.

Signature              Title             Date



/s/ Jameson A. Baxter
---------------------
JAMESON A. BAXTER      Trustee           January 6, 1994

                        POWER OF ATTORNEY

      I, the undersigned Trustee of Putnam New York Tax Exempt Money Market Fund, hereby severally constitute and appoint George Putnam, Charles E. Porter, Gordon H. Silver, Edward A. Benjamin, Timothy W. Diggins and John W. Gerstmayr, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, the Registration Statement on Form N-1A of Putnam New York Tax Exempt Money Market Fund and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

      WITNESS my hand and seal on the date set forth below.

Signature              Title             Date



/s/ Jameson A. Baxter
---------------------
JAMESON A. BAXTER      Trustee           January 6, 1994

                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrants
   certifiy that they meet all of the requirements for effectiveness of their Registration Statement pursuant to Rule
485(b) under the Securities Act of 1933 and     have duly caused
this Amendment to their Registration Statements to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the
   31st     day of     March, 1994    .

                        PUTNAM NEW YORK TAX EXEMPT INCOME FUND
                        PUTNAM NEW YORK TAX EXEMPT MONEY MARKET
                          FUND

                        By:   Gordon H. Silver, Vice President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statements of Putnam New York Tax Exempt Income Fund and Putnam New York Tax Exempt Money Market Fund have been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                    TITLE

George Putnam                President and Chairman of the Board;
                             Principal Executive Officer; Trustee

William F. Pounds            Vice Chairman; Trustee

John D. Hughes               Vice President; Treasurer and
                             Principal Financial Officer

Paul G. Bucuvalas            Assistant Treasurer and Principal
                             Accounting Officer

   Jameson Adkins Baxter     Trustee

Hans H. Estin                Trustee

John A. Hill                 Trustee

Elizabeth T. Kennan          Trustee

Lawrence J. Lasser           Trustee

Robert E. Patterson          Trustee

Donald S. Perkins             Trustee

 George Putnam, III           Trustee

 A.J.C. Smith                 Trustee

 W. Nicholas Thorndike        Trustee


                              By:  Gordon H. Silver, as Attorney-
                                  in-Fact
                                       March 31, 1994